Exhibit 10.5
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SUPPLY AGREEMENT

This Supply Agreement (“Agreement”) dated as of the 13th day of June, 2014, is by and between POPEYES LOUISIANA KITCHEN, INC. (“PLK”), formerly known as AFC Enterprises Inc., and DIVERSIFIED FOODS AND SEASONINGS, L.L.C. (“Diversified,” and together with PLK, the “Parties”), which is the successor by conversion of Diversified Foods and Seasonings, Inc.

WHEREAS, Diversified has substantial experience in the production and/or supply of certain commercial seasonings, spices, custom-formulated cooked products, batters, breaders, biscuit micro-blends, and other products and supplies; and

WHEREAS, PLK is the franchisor of the Popeyes®, Popeyes® Chicken & Biscuits and Popeyes® Louisiana Kitchen quick service restaurant system and as of the Effective Date operates, and licenses others to operate, Popeyes restaurants around the world; and

WHEREAS, Diversified has acted as a supplier for certain products used in Popeyes restaurants; and

WHEREAS, PLK and Diversified, and their respective predecessors, have been parties to various agreements and amendments thereto dealing with Diversified’s supply of products; and

WHEREAS, contemporaneously with the execution of this Agreement, PLK and Diversified are entering into an agreement providing for the transfer of ownership of the Popeyes Formulas (as defined herein) from Diversified to PLK ("Transfer Agreement"), and as a result, it is necessary to replace the Royalty and Supply Agreement dated as of July 15, 2010 between AFC Enterprises, Inc. and Diversified Food and Seasonings, Inc. (the "2010 Royalty and Supply Agreement"); and

WHEREAS, as a condition of and in partial consideration for the Transfer Agreement, PLK and Diversified are replacing the 2010 Royalty and Supply Agreement with this Agreement to eliminate the royalty provisions and to modify the supply provisions to take into account the transfer of ownership of the Popeyes Formulas and to otherwise provide structure to improve the overall business relationship and transparency of operations; and

NOW, THEREFORE, in consideration of the premises and representations, warranties, covenants, and agreements contained herein, the Parties, intending to be legally bound, agree as follows:

1.    DEFINITIONS

1.1    "Calendar year" or "calendar year" means the one-year period from and including any January 1 to and including the following December 31.

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1.2    "Copeland Family Restaurants" means any fine, family-style, and/or casual dining restaurants that are owned, operated, or franchised now or in the future by a person or entity under common control with Diversified, such as Copeland's® and Cheesecake Bistro®, but shall specifically exclude any quick service restaurants that are owned, operated or franchised now or in the future by the Copeland family and/or Diversified.

1.3    “Copeland Family Restaurants Formulas” means the formulas or recipes for each of the food products that are sold in the Copeland Family Restaurants as of the date of this Agreement except for the formula or recipe for Cajun gravy sold in the Copeland Family Restaurants as of the date of this Agreement, which is a Popeyes Formula (hereinafter, the “Cajun Gravy”).

1.4    “Core Product” or “Core Products” means the products identified in Schedule A attached hereto, including any modifications thereto, as may be amended in accordance with the terms of this Agreement, including Section 13(C)(ii) and Section 25.

1.5    "CPI Index" means the Consumer Price Index for All Urban Consumers (CPI-U) (All Items) published by the Bureau of Labor Statistics of the United States Department of Labor, or, if such index is revised or discontinued, its most nearly comparable successor.

1.6    “Distributor” means a person or entity that has a contract with PLK, or with a purchasing cooperative affiliated with PLK (such as Supply Management Services, Inc.), to distribute products to PLK or the Franchisees or the Sales Outlets.

1.7    “Diversified” means Diversified Foods and Seasonings, L.L.C., a Louisiana limited liability company with a principal place of business, as of the Effective Date, located at 1115 North Causeway Boulevard, Suite 200, Mandeville, Louisiana 70471, and its successors.

1.8    "Diversified Confidential Information" means secret, confidential or proprietary information of Diversified, including without limitation, (i) the Diversified Formulas, (ii) proprietary plant layout and other trade secrets of Diversified; (iii) food preparation processes, procedures, methods, and manufacturing techniques developed by Diversified, and (iv) all information regarding Diversified's costs, prices, revenues, margins, profits, and other financial information. The term "Diversified Confidential Information" does not include information that has become generally, readily, and freely available to the public by the act of a person or entity (other than by PLK or any affiliate or representative of PLK or any person or entity acting in concert with or with the assistance or encouragement of PLK) that has the right to disclose such information without violating any right of Diversified. The term "Diversified Confidential Information" does not include information which was known to PLK prior to its disclosure by Diversified, or that is independently developed by PLK, in each case without using the Diversified Confidential Information and without any use of Prohibited Analysis on any of the Diversified products derived from the Diversified Formulas.

1.9    “Diversified Formulas” means (i) the Copeland Family Restaurants Formulas; and (ii) any other formulas or recipes other than the Copeland Family Restaurants Formulas that

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have been or are developed by Diversified, in each case excluding the Popeyes Formulas transferred from Diversified to PLK under the terms of the Transfer Agreement.

1.10    "Diversified Markings" means trademarks, trade names, logos or other identifying markings owned by Diversified.

1.11    “Domestic Market” or “Domestic Markets” means the forty eight continental states in the United States of America (excluding Alaska and Hawaii) and the District of Columbia, including all military bases located therein.

1.12    “Effective Date” means June 16, 2014.

1.13    “Franchisee” or “Franchisees” means persons or entities who have a franchise, license, or other agreement with PLK for the purpose of operating a Popeyes Restaurant.

1.14    "Including" or "including" means including but not limited to.

1.15    “International Market” or “International Markets” means any and all countries or markets (including Alaska and Hawaii) in which PLK or any Franchisee operates a Popeyes Restaurant, or in which there is a Sales Outlet, other than in the Domestic Markets.

1.16    “Limited Time Offering” or “LTO” means a product offered in a maximum of two national advertising or promotional campaigns per year, with each campaign lasting no longer than thirty (30) calendar days. A product is an LTO only for as long as it meets the foregoing conditions.

1.17    “Markings” means trademarks, trade names, logos or other identifying markings.

1.18    “Other Product” or “Other Products” means any product sold or to be sold in Popeyes Restaurants that is not a Core Product.

1.19    "Overall Percentage Profit Margin" means the overall weighted-average percentage profit margin realized by Diversified on all products sold by it to PLK and its Franchisees (which equals the total revenue received by Diversified from sales of such products, less Diversified's total cost of manufacturing, processing, distributing, and selling such products, including, without limitation, the costs of raw ingredients, inbound freight, handling, storage, packaging, direct labor, manufacturing overhead, and general overhead, and then divided by the total revenue received by Diversified from sales of such products).

1.20    “PLK” means Popeyes Louisiana Kitchen, Inc., a Minnesota corporation formerly named AFC Enterprises, Inc., and its successors.

1.21    "PLK Confidential Information" means secret, confidential or proprietary information of PLK, including without limitation, (i) the Popeyes Formulas and PLK Formulas; (ii) other trade secrets of PLK; (iii) food preparation processes, procedures, methods and

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manufacturing techniques developed by PLK; (iv) marketing plans; (v) test products; (vi) strategic plans; (vii) pricing plans and structures; and (viii) lists of Franchisees and lists of products and supplies approved by PLK. The term "PLK Confidential Information" does not include information that has become generally, readily, and freely available to the public by the act of a person or entity (other than by Diversified or any affiliate or representative of Diversified or any person or entity acting in concert with or with the assistance or encouragement of Diversified) that has the right to disclose such information without violating any right of PLK (such as, for example, the filing of information by PLK with the Securities and Exchange Commission on EDGAR). The term "PLK Confidential Information" does not include information which was known to Diversified prior to its disclosure by PLK (except for the Popeyes Formulas that have been transferred from Diversified to PLK under the terms of the Transfer Agreement), or that is independently developed by Diversified, in each case without using the PLK Confidential Information. “PLK Confidential Information” also does not include the Diversified Formulas.

1.22    “PLK Formulas” means any recipes or formulas developed by PLK or a licensor which are used by Diversified for the preparation of any modified Core Products under Section 9 or any Other Products under this Agreement. The term “PLK Formulas” does not include the Popeyes Formulas; however, it does include a modification, improvement or change made to a Popeyes Formula during the Term of this Agreement.

1.23    "PLK Markings" means trademarks, trade names, logos or other identifying markings owned by PLK.

1.24    "Popeyes" means Popeyes®, Popeyes® Chicken & Biscuits, Popeyes® Louisiana Kitchen, a circle containing a capital letter "P", other marks utilized by the Popeyes System, and any other variation or derivative of any of the foregoing, as the same may evolve over time.

1.25    “Popeyes Formula” or "Popeyes Formulas" means the recipes or formulas for which ownership was transferred from Diversified to PLK under the terms of the Transfer Agreement, which are used by Diversified in the preparation of the Core Products under this Agreement that exist as of the Effective Date of the Agreement. Except to the extent that a Popeyes Formula itself expressly sets forth a specific manufacturing process, procedure, method or technique, the Popeyes Formula does not include any manufacturing processes, procedures, methods, or techniques or any specific details thereof.

1.26    “Popeyes Restaurant” or “Popeyes Restaurants” means a restaurant operated in connection with the Popeyes System.

1.27    “Popeyes System” means the entire Popeyes restaurant system that PLK operates and/or licenses or contracts with others to operate now or in the future, as the same may evolve over time.

PORTIONS OF THIS AGREEMENT MARKED BY “***” HAVE BEEN
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1.28    “Prohibited Analysis” shall mean any effort to perform a chemical or other analysis (other than simple use of the five human senses) on any product in order to determine all or part of the composition of the product for purposes of duplication.

1.29     “Sales Outlet” means a sales channel other than a Franchisee.

1.30    “SMS” means Supply Management Services, Inc. (which is the purchasing co-operative of the Popeyes System as of the Effective Date) and any subsequent purchasing agent for the Popeyes System.

1.31    “Total General Overhead Cost” has the meaning set forth for such term on Schedule G.

1.32    “Total Manufacturing Overhead Cost” has the meaning set forth for such term on Schedule F.

1.33    “Unit” means a standard unit of purchase for a particular product.

2.    TERMINATION OF PRIOR AGREEMENT. PLK and Diversified agree that as of the Effective Date of this Agreement, the 2010 Royalty and Supply Agreement shall be terminated in its entirety, shall have no force or effect whatsoever, and this Agreement shall instead be applicable in lieu thereof.

3.    TERM AND TERMINATION

A.    Term. The initial term of this Agreement (“Initial Term”) shall commence on the Effective Date and shall continue through March 20, 2034, unless earlier terminated in accordance with the terms of this Agreement. At the end of the Initial Term, this Agreement shall be renewed in five (5) year increments (each, a “Renewal Term”), provided that PLK and Diversified mutually agree in writing on such renewal terms, which the Parties shall negotiate in good faith. The “Term” means the Initial Term and any Renewal Term(s).

This is an exclusive requirements contract. So long as this Agreement remains in effect, PLK agrees (i) that, except as permitted in Section 10(C), it will utilize Diversified as the exclusive supplier of all of PLK’s requirements of the Core Products in the Domestic Markets, and (ii) that PLK will require the Franchisees and, except as permitted in Section 10(C), Sales Outlets to utilize Diversified as their exclusive supplier of all of their requirements of the Core Products in the Domestic Markets. It is acknowledged and agreed that the supply of products by Diversified to PLK and the Franchisees and Sales Outlets is now and may be made either directly or indirectly through Distributors or agents.

B.    Breach. Subject to Section 29, in the event that (i) either Party materially breaches this Agreement, and (ii) such material breach shall remain substantially un-remedied for a period of thirty (30) calendar days after written notice of such breach from the other Party, specifying in reasonable detail the nature and scope of the material breach, then the other Party may terminate

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this Agreement by giving 30 days advance written notice to the breaching Party; provided, however, that if such matter is not reasonably susceptible of cure within such thirty (30) day period, then the thirty (30) day period shall be extended for a commercially reasonable period (not to exceed one year in the aggregate) so long as the Party in breach (1) promptly notices the other Party in writing of the expected period of time required to cure the default together with reasonable detail to support the position that it cannot cure the default within the thirty (30) day period; (2) commences curative action within the thirty (30) day period or as soon as commercially reasonable if it cannot reasonably be commenced within the thirty (30) day period; and (3) diligently proceeds therewith to completion within a commercially reasonable time.

C.     Effect of Expiration or Termination.

(i)    Discontinue Use. Upon the expiration or the termination of this Agreement in accordance with its terms for any reason, and subject to the provisions of Section 3(C)(iii) and Section 5: (a) Diversified shall immediately and for fifty years and permanently thereafter discontinue and refrain from the use of all PLK Markings and all trade secrets of PLK and all PLK Confidential Information, and (b) PLK shall immediately and for fifty years and permanently thereafter discontinue and refrain from the use of all Diversified Markings and all trade secrets of Diversified and all Diversified Confidential Information.

(ii)    Deliver Materials. Upon the expiration or the termination of this Agreement in accordance with its terms for any reason, and subject to the provisions of Section 3(C)(iii) and Section 5: (a) Diversified shall promptly deliver to PLK, or at PLK’s option, destroy, all PLK Markings and any other printed material containing either the PLK Markings, PLK trade secrets and/or PLK Confidential Information, and (b) PLK shall promptly deliver to Diversified, or at Diversified's option, destroy, all Diversified Markings and any other printed material containing any Diversified Markings, Diversified trade secrets and/or Diversified Confidential Information. Notwithstanding the foregoing, each Party may retain any material that it is required to retain by any federal, state, or local law, rule, regulation, or ordinance.

(iii)    Pending Orders and Purchase of Materials and Equipment. Upon the expiration or the termination of this Agreement in accordance with its terms for any reason: (a) Diversified shall fulfill (and be paid for) all product orders that were made under this Agreement prior to the expiration of this Agreement or the effective date of any termination of this Agreement; and (b) PLK shall purchase or cause to be purchased, within ten (10) business days of such expiration or of the effective date of such termination, (1) all of Diversified's remaining inventory of produced Core Products (but not exceeding thirty (30) days’ worth), at the price then in effect under this Agreement, and (2) all raw ingredients and proprietary packaging materials held (or purchased and in-transit, or already committed to be purchased) by Diversified for manufacture, processing, or sale of Core Products, at Diversified's actual cost for such raw ingredients and proprietary packaging materials (but not exceeding three (3) months’ worth). Diversified agrees that it will make reasonable good faith efforts to mitigate or minimize any excess of the foregoing items to be purchased by PLK. Each item of inventory, raw ingredients, and proprietary packaging materials so purchased shall be delivered F.O.B. the Diversified facility at which the item is located (and PLK shall arrange for transportation for such items). The parties

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shall use commercially reasonable efforts to cooperate with each other and with any supplier designated by PLK in the transfer of the expired or terminated services in order to facilitate the seamless transfer of the terminated supply.

D.    Survival. The following provisions shall survive the expiration or termination of the Agreement: 1 (to the extent that any defined term therein applies to another surviving provision of the Agreement), 3(A)(first paragraph), 3(C), 3(D), 5, 9(A), 13 and 14 (to the extent that any amounts owed thereunder have not yet been paid by PLK or applied by Diversified), 15, 16, 17, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, and 33.

4.    LICENSE AGREEMENT. Subject to the terms and conditions of this Agreement, PLK hereby grants to Diversified (hereinafter, each of the following shall be referred to as a “License”):

(i)     an exclusive (except as to PLK), non-transferable and non-assignable (except where the Agreement itself may be transferred or assigned under Section 26), royalty-free right and license, for the Term of this Agreement, to use the Popeyes Formulas and PLK Formulas (including the right to see and know the contents of the Popeyes Formulas or any PLK Formulas for the Core Products involved) in connection with the manufacture and processing of Core Products for sale and distribution to, and with the sale and distribution of Core Products to, PLK and its Franchisees and Distributors and, except as otherwise contemplated in Section 10(C), its Sales Outlets, in the Domestic Markets;

(ii)     a non-exclusive, non-transferable and non-assignable (except where the Agreement itself may be transferred or assigned under Section 26), royalty-free right and license, for the Term of this Agreement, to use the Popeyes Formulas and PLK Formulas (including the right to see and know the contents of the Popeyes Formulas or any PLK Formulas for the Core Products involved) in connection with the manufacture and processing of Core Products for sale and distribution to, and with the sale and distribution of Core Products to, PLK and its Franchisees and Distributors and Sales Outlets in International Markets in solely those instances as is contemplated under Section 6 of the Agreement; and

(iii)     a non-exclusive, non-transferable and non-assignable (except where the Agreement itself may be transferred or assigned under Section 26), royalty-free right and license, for the Term of this Agreement, to use PLK Formulas (including the right to see and know the contents of the PLK Formulas for the Other Products involved) in connection with the manufacture and processing of Other Products for sale and distribution to, and with the sale and distribution of Other Products to, PLK and its Franchisees and Distributors and Sales Outlets in the Domestic Markets and the International Markets in solely those instances that are contemplated under Section 6 and/or Section 10(A) of the Agreement.

Diversified hereby agrees not to sublicense to any third party the right to use any Popeyes Formula or any PLK Formula without the express written consent of PLK, such consent to be in PLK’s sole discretion, except that Diversified may sublicense during the Term the right to use the Popeyes Formula or any PLK Formula for the purpose of enabling a third party to manufacture

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or process Core Products or Other Products (such as rights granted to a co-packer or a further processor) for use in the Popeyes System or in Sales Outlets with the express written consent of PLK, which consent shall not be unreasonably withheld, conditioned, or delayed, so long as Diversified enters into an agreement with such third-party (whether denoted a sublicense, confidentiality, co-packing, co-processing, or other agreement) (hereinafter, for this paragraph, “sublicense agreement”) granting rights to such third-party to use the Popeyes Formulas and the PLK Formulas solely to manufacture or process Core Products or Other Products (such as rights granted to a co-packer or a further processor) for use in the Popeyes System or in Sales Outlets with non-disclosure and non-use terms that are no less protective of the Popeyes Formulas or the PLK Formulas than, and substantially in the same form as, the terms set forth in the Confidentiality Agreement that is attached as Schedule E (it being understood that PLK consents to all of Diversified's existing sublicensees and existing sublicense agreements; however, Diversified agrees that it shall use commercially reasonable efforts to request and persuade each of the existing sublicensees to execute non-disclosure and non-use terms that are no less protective of the Popeyes Formulas or the PLK Formulas than, and substantially in the same form as, the terms that are set forth in the Confidentiality Agreement that is attached as Schedule E within a reasonable period of time after the Effective Date of the Agreement). In addition, Diversified hereby assigns to PLK Diversified's rights under such existing sublicense agreements with respect to the Popeyes Formulas and PLK Formulas and any other PLK Confidential Information, while Diversified retains its rights under such existing sublicense agreements with respect to its confidential manufacturing techniques and any other Diversified Confidential Information. Further, Diversified agrees that it shall be responsible to PLK for any acts of a sublicensee in violation of a sublicense agreement, including any existing sublicense agreement and any newly executed sublicense agreement.

Diversified acknowledges and agrees that, except as permitted in this Section 4 and Section 5 below, PLK retains all right, title and interest in and to the Popeyes Formulas and the PLK Formulas.

In addition, Diversified shall have an obligation for it and any further suppliers or processors to provide any ingredient information or source of ingredients to PLK that PLK requests from Diversified regarding the Popeyes Formulas and/or the PLK Formulas on a continuing basis as requested, including, without limitation, as necessary for compliance with laws, regulations, and judicial orders, and nothing that is set forth in Section 4 or Section 5 shall relieve Diversified of this obligation.

5.    SALES TO OTHERS BY DIVERSIFIED.

A.    Diversified Representations. Diversified agrees (x) that it will not sell any Core Product listed on Schedule A, or Other Product, or any product that is so similar in formulation and taste to a Core Product listed on Schedule A or Other Product that the consuming public would likely confuse the two products, to any of its customers other than PLK or its Franchisees or Sales Outlets or Distributors (other than pursuant to an express license from PLK), and (y) that it will not seek or assist or encourage others to replicate Core Products or Other Products or any product that is so similar in formulation and taste to a Core Product listed on Schedule A

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or Other Product that the consuming public would likely confuse the two products or any Popeye’s Formula or PLK Formula for commercial use, except (in each of cases (x) and (y)) as specifically permitted for Copeland Family Restaurants as set forth below in this section. Diversified represents and warrants to PLK that: (i) some of the Copeland Family Restaurants Formulas are similar to the Popeyes Formulas, and (ii) other than the formula or recipe that exists for the Cajun Gravy, none of the formulas and recipes that Diversified is using in the Copeland Family Restaurants as of the Effective Date of this Agreement, including the Copeland Family Restaurants Formulas, is identical to any of the Popeyes Formulas. Diversified agrees that it will not itself use, or permit a third-party to use, Copeland Family Restaurants Formulas that are so similar in formulation and taste to the Popeyes Formulas that the consuming public would likely confuse the two resulting products, outside of their use for and in Copeland Family Restaurants. Subject to the terms of this Agreement, PLK agrees that Diversified may use, and permit Copeland Family Restaurants to use, such similar Copeland Family Restaurants Formulas solely for and in Copeland Family Restaurants.

B.    Cajun Gravy License Granted by PLK to Diversified. Notwithstanding the foregoing, subject to the terms and conditions of this Agreement, PLK hereby grants to Diversified a non-exclusive, non-transferable and non-assignable (except where the Agreement itself may be transferred or assigned under Section 26), worldwide, royalty-free, perpetual and non-terminable license to use the Popeyes Formula for Cajun Gravy in connection with the manufacture and processing of a gravy product for Copeland Family Restaurants and with the sale and distribution of products to the Copeland Family Restaurants. Diversified hereby agrees not to sublicense to any third party the right to use such Cajun Gravy formula or recipe without the express written consent of PLK, such consent to be in PLK’s sole discretion, except that Diversified may sublicense the right to use the Cajun Gravy formula or recipe for the purpose of enabling a third party to manufacture or process the Cajun Gravy (such as rights granted to a co-packer or a further processor) for use in the Copeland Family Restaurants with the express written consent of PLK, which consent shall not be unreasonably withheld, conditioned, or delayed, so long as Diversified enters into an agreement with such third-party granting rights to such third-party to use the Cajun Gravy formula or recipe solely to manufacture or process the Cajun Gravy product (such as rights granted to a co-packer or a further processor) (hereinafter, for this paragraph, “sublicense agreement”) for use in the Copeland Family Restaurants with non-disclosure and non-use terms that are no less protective of the Cajun Gravy formula or recipe than, and substantially in the same form as, the terms set forth in the Confidentiality Agreement that is attached as Schedule E (it being understood that PLK consents to all of Diversified's existing sublicensees and existing sublicense agreements; however, Diversified agrees that it shall use commercially reasonable efforts to request and persuade each of the existing sublicensees to execute non-disclosure and non-use terms that are no less protective of the Popeyes Formulas or the PLK Formulas than, and substantially in the same form as, the terms that are set forth in the Confidentiality Agreement that is attached as Schedule E within a reasonable period of time after the Effective Date of the Agreement). In addition, Diversified hereby assigns to PLK Diversified's rights under such existing sublicense agreements with respect to the Popeyes Formulas and PLK Formulas and any other PLK Confidential Information, while Diversified retains its rights under such existing sublicense agreements with respect to its confidential manufacturing techniques and any other Diversified Confidential Information.

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Further, Diversified agrees that it shall be responsible to PLK for any acts of a sublicensee in violation of a sublicense agreement, including any existing sublicense agreement and any newly executed sublicense agreement.

6.    SUPPLY IN INTERNATIONAL MARKETS. PLK and Diversified agree that, after the Effective Date of this Agreement, no obligation is imposed on PLK by this Agreement to purchase, or to cause any of its Franchisees or Distributors or Sales Outlets to purchase, from Diversified, any products for use in any International Markets, and no obligation is imposed on Diversified by this Agreement to sell any products to PLK or any Franchisees or Distributors or Sales Outlets in or for use in any International Markets. PLK and Diversified may or may not enter into one or more other agreements from time to time that govern such purchases and sales and if they do so, Diversified shall have the License rights granted under Section 4(ii) or Section 4(iii), but other than the License rights granted under Section 4(ii) or Section 4(iii) for those instances, such purchases and sales are not governed by this Agreement. For example, with respect to certain International Markets, PLK and Diversified may agree that Diversified will supply Core Products or Other Products to such markets where purchasers within those International Markets wish to purchase U.S. products from Diversified, but other than the License rights granted under Section 4(ii) or Section 4(iii) for those instances, any such separate agreements will not be governed by this Agreement.

Notwithstanding the foregoing, PLK and Diversified agree that, for a period of time commencing on the Effective Date and continuing thereafter until December 31, 2015, certain International Markets constituting United States military bases therein, Canada and the islands of the Caribbean shall be treated as Domestic Markets and shall be subject to all the requirements of this Agreement. After this period, PLK and Diversified may or may not enter into one or more other agreements from time to time that govern purchases and sales for such United States military bases, Canada and the islands of the Caribbean, but other than the License rights granted under Section 4(ii) or Section 4(iii) under those instances, such purchases and sales will not be governed by this Agreement.

In addition, no less than one time per year, PLK and Diversified will meet and discuss PLK’s international restaurant system plans and whether there might be opportunities for PLK or its Franchisees in certain International Markets to purchase direct from Diversified.

7.    EXCLUSIVE SUPPLIER OF CORE PRODUCTS USED OR DEVELOPED FOR USE IN DOMESTIC MARKETS. PLK hereby appoints Diversified, and Diversified hereby accepts such appointment, as the exclusive supplier of PLK and its Franchisees and, except as permitted in Section 10(C), its Sales Outlets, in Domestic Markets of the Core Products. During the Term of this Agreement, Diversified will be identified by PLK to Franchisees and, except as permitted in Section 10(C), Sales Outlets, as the sole and exclusive supplier in Domestic Markets of the Core Products.

During the Term of this Agreement, with respect to Domestic Markets, PLK shall not purchase, manufacture, or otherwise acquire or use, and shall cause its Franchisees and, except as permitted in Section 10(C), its Sales Outlets, not to purchase, manufacture, or otherwise acquire or use,

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any Core Products manufactured or processed by any person or entity other than Diversified. During the Term of this Agreement, PLK shall purchase, and shall require all Franchisees in Domestic Markets and, except as permitted in Section 10(C), all Sales Outlets in Domestic Markets, to purchase, all of PLK’s and the Franchisees’ and the Sales Outlets’ respective requirements of the Core Products for use in Domestic Markets exclusively from Diversified and Diversified agrees to sell such requirements to PLK and the Franchisees and such Sales Outlets. Such purchases and sales may be made directly or indirectly through Distributors or agents.

During the Term of this Agreement, PLK shall not, or permit any Franchisee or Distributor or, except as permitted in Section 10(C), Sales Outlet, to, directly or indirectly, import any Core Product or substitute therefor from any International Market into the Domestic Market, or manufacture have manufactured, or use in any Domestic Market any Core Product or substitute therefor that utilizes a formula developed for use outside of Domestic Markets.

During the Term of this Agreement, PLK shall not, or permit any Franchisee or Distributor or, except as permitted in Section 10(C), Sales Outlet, to, directly or indirectly, export any Core Product or substitute therefor developed for use in a Domestic Market into any International Market, or to have manufactured, except by Diversified, any Core Products in a Domestic Market for sale or use in an International Market.

The Parties intend, and PLK agrees, that PLK and the Franchisees and, except as permitted in Section 10(C), the Sales Outlets, will purchase all of their requirements of the Core Products used or developed for use in Domestic Markets exclusively from Diversified (directly or indirectly) during the Term of this Agreement.

8.    CONTINUITY OF SUPPLY. PLK and Diversified acknowledge that Diversified currently supplies barbeque sauce (Item No. 8R3306), and cocktail sauce (Item No. 8R3307) (collectively the “Sauces”) to the Popeyes System. For a period of time commencing on the Effective Date and continuing through December 31, 2014, PLK agrees it shall purchase, and shall require all Franchisees in Domestic Markets to purchase, all of PLK's and the Franchisees' respective requirements of the Sauces for use in such Domestic Markets, exclusively from Diversified, and Diversified agrees to sell such requirements to PLK and the Franchisees. After January 1, 2015, neither PLK, the Franchisees, nor the Distributor(s) will have the obligation to purchase the Sauces from Diversified, unless and only to the extent that Diversified’s bid for any such products is accepted by PLK in accordance with Section 10(A) of this Agreement. The prices for the Sauces until December 31, 2014 shall be the same as the prices were for the Sauces on July 15, 2010.

9.    NEW PRODUCTS.

A.    New Formulas and Recipes and Products Developed by PLK. The Parties acknowledge that PLK continuously develops new formulas and recipes and products. Nothing in this Agreement shall, in any way, preclude or limit PLK’s rights to continue its efforts to

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develop new formulas and recipes and products and create and add new products to its Popeyes System menu.

B.    Certain Modified Core Products Developed by PLK That Are Replacements or Substitutes for Core Products in Domestic Markets. Notwithstanding the foregoing, for the full Term of this Agreement, PLK shall exercise good faith in its changes made to Core Products and its development of any new products and agrees, with respect to Domestic Markets, (i) not to develop or sell or permit the Franchisees or, except as permitted under Section 10(C), Sales Outlets, to sell (unless purchased from Diversified) any product that would reasonably be viewed by a Popeyes’ customer as a substitute or replacement product for a Core Product (for example, without limitation, white beans or black beans (or any other beans) would reasonably be viewed as a substitute for red beans, pasta shells (or any other type of pasta) in pepper jack cheese sauce (or any other cheese sauce) would reasonably be viewed as a substitute for macaroni & cheese, flounder batter (or any other fish batter) would reasonably be viewed as a substitute for catfish batter, and Cajun gravy with the beef protein replaced by chicken or soy (or any other protein) would reasonably be viewed as a substitute for Cajun gravy) (any product resulting from a modification in a Core Product ingredient or formulation, or any product that would reasonably be viewed by a Popeyes' customer as a substitute or replacement product for a Core Product, shall be considered to be a “modified Core Product”), and (ii) not to develop or sell or permit the Franchisees or Sales Outlets to sell any new products for the purpose of intentionally depleting the volume of Core Products sold by Diversified to the Popeyes System pursuant to this Agreement. PLK agrees to purchase, and to cause its Franchisees and, except as permitted under Section 10(C), its Sales Outlets, to purchase, any modified Core Products from Diversified in the same manner as it purchases and causes its Franchisees and, except as permitted in Section 10(C), its Sales Outlets, to purchase Core Products from Diversified as set forth in Section 7 and in accordance with the other terms and conditions of this Agreement.

If the Parties disagree whether a new product developed (after it ceases to be an LTO as described under Section 10(B), if applicable) is or would be a modified Core Product, or an Other Product, the issue shall be settled exclusively by arbitration in the City of New Orleans, Louisiana, before a three-person arbitration panel appointed by The American Arbitration Association (“AAA”) and pursuant to the Commercial Arbitration Rules of the AAA, which rules are hereby incorporated by reference thereto and made a part of this Agreement. The arbitrators shall determine whether the conditions for deeming the new product (after it ceases to be an LTO as described in Section 10(B), if applicable) a modified Core Product or an Other Product have been met, including whether or not the product would reasonably be viewed by a Popeyes' customer as a substitute or replacement product for a Core Product. The arbitration shall be completed within 90 days of its commencement. The arbitration award shall be final and binding on both Parties. The costs of the arbitration shall be borne equally by PLK and Diversified, but each Party shall bear its own attorneys’ fees.

10.    OTHER PRODUCTS; LIMITED TIME OFFERINGS; AND CORE PRODUCTS SOLD THROUGH SALES OUTLETS IN DOMESTIC MARKETS.

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A.    Bidding on Other Products. PLK and Diversified acknowledge and agree that Popeyes Restaurants offer as of the Effective Date and may continue to offer Other Products for sale to the public in Domestic Markets. Except in the cases described in Section 10(B) below, PLK hereby agrees that, with respect to all new Other Product offerings or re-bids in Domestic Markets of the type that Diversified is capable of producing at the time that the Other Product offering is made available to bid, PLK shall, at the time of such bidding, provide Diversified the opportunity to submit a competitive bid on any such Other Products.

(i)    Bidding Process. PLK agrees that with respect to any Other Product offerings of the type that Diversified is capable of producing at the time that the Other Product offering is made available to bid (except in the cases described in Section 10(B) below), PLK shall offer Diversified a fair and reasonable opportunity to develop and bid on any such Other Products, on terms and conditions (including the amount of lead time and information) no less favorable than those offered any other bidder. PLK shall provide Diversified with commercially-reasonable information (including the product development brief, including price targets and the desired time schedule), as well as any other significant information provided to any other prospective bidder, to develop and bid on any such Other Products. Diversified has no obligation to submit a bid.

(ii)    Award by PLK. PLK agrees that it will consider any bid presented by Diversified on Other Products in a commercially reasonable manner and will timely notify Diversified, whether Diversified’s bid is selected for further negotiation of price and terms. PLK’s decision to select, or not select, any Diversified bid for negotiation shall be subject to PLK’s sole discretion. In the event PLK selects Diversified’s bid on any such Other Products, in addition to the License granted to Diversified under Section 4(iii), PLK and Diversified may negotiate the price and other terms of one or more separate agreements for any such Other Products. Neither PLK nor Diversified shall have any obligation to enter into any agreement as a result of Diversified's bid being selected.

B.    Limited Time Offerings.

(i)    Existing Core Product. If a product is an existing Core Product on Schedule A at the time that it is offered as an LTO, PLK shall purchase, and cause its Franchisees and, subject to Section 10(C) below, Sales Outlets to purchase such Core Product from Diversified in the same manner as it purchases and causes its Franchisees and, subject to Section 10(C) below, Sales Outlets to purchase Core Products from Diversified as set forth in Section 7 and in accordance with the other terms and conditions of this Agreement. Such a product will remain a Core Product both during and after the periods it is offered as an LTO.

(ii)    Modified Core Product or Other Product. If a product is not an existing Core Product on Schedule A at the time that it is offered as an LTO (i.e. it is a modified Core Product or an Other Product) and it requires the use of proprietary rights or a qualifying new product innovation, or features the public use of a brand name, in each case of a third-party manufacturer or food product supplier, PLK will not have an obligation to provide Diversified

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the opportunity to supply the LTO, including as described under Section 7, or the opportunity to submit a competitive bid on such LTO, until a period of two (2) years from the date of the initial such LTO has passed. Once such a product has been offered as an LTO, but no longer meets the conditions of an LTO, it is no longer an LTO and will be analyzed under Section 9 or Section 11, as applicable, to determine whether it is a modified Core Product or an Other Product. For a new product innovation to qualify as a "qualifying new product innovation," it must be wholly-initiated by the third-party manufacturer or food product supplier rather than PLK, and not come about as a response to a request for proposals. Moreover, if Diversified wholly-initiates a new product innovation that is offered as an LTO, PLK will not provide any third-parties the opportunity to submit a competitive bid on such LTO until a period of two (2) years from the date of the initial such LTO has passed.

C.    Core Products Sold Through Sales Outlets. For Core Products sold through Sales Outlets, PLK agrees to purchase and to cause its Sales Outlets to purchase any Core Products in the same manner as PLK purchases and causes its Franchisees to purchase Core Products from Diversified as set forth in 7 and in accordance with the other terms and conditions of this Agreement (including Section 13), except that PLK will not have an obligation to purchase or to cause its Sales Outlets to purchase a Core Product from Diversified for sale through Sales Outlets if (a) the product is produced to be sold in a Sales Outlet and (b) Diversified is unable to produce the product (after being given a commercially reasonable opportunity to develop the product as specified below) (i) in the format under which it is to be sold through the Sales Outlet (such as frozen, refrigerated, or freeze dried), (ii) in a quantity that is required by PLK for the format, or (iii) at a commercially reasonable price point so that the format for the end product can be competitively priced at the Sales Outlet.

With respect to this Section 10(C), when PLK wishes to sell a Core Product to be sold in a Sales Outlet, PLK will notify Diversified of this fact and provide Diversified with information about the format under which it is to be sold through the Sales Outlet (such as frozen, refrigerated, or freeze dried) and the quantity that it believes is required by it to be sold for the format. Upon receipt of this notice, Diversified shall be given a commercially reasonable opportunity to develop such Core Product to be sold through the Sales Outlet, and the Parties shall then negotiate in good faith in order to mutually agree upon a commercially reasonable price to be paid to Diversified for the Core Product so that the format for the end product can be competitively priced at the Sales Outlet. During such negotiations, either Party may present to the other Party industry benchmark supplier pricing for similar products in a similar format as a guide.

The prices to be paid to Diversified under this Section 10(C) are F.O.B. Diversified’s designated facility, and the purchases and sales may be made directly or indirectly through Distributors or agents.

If the Parties cannot agree upon a commercially reasonable price to be paid to Diversified for the Core Product, the issue shall be settled exclusively by arbitration in the City of New Orleans, Louisiana, before a three-person arbitration panel appointed by The American Arbitration Association (“AAA”) and pursuant to the Commercial Arbitration Rules of the AAA, which rules are hereby incorporated by reference thereto and made a part of this Agreement.

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The arbitrators shall determine a commercially reasonable price to be paid to Diversified for the product so that the format for the end product can be competitively priced at a Sales Outlet based on industry data. The arbitration shall be completed within 90 days of its commencement. The costs of the arbitration shall be borne equally by PLK and Diversified, but each Party shall bear its own attorneys’ fees.

The determination of the arbitration panel itself shall be final and binding on both Parties; however, based on the determination of the arbitration panel, PLK may decide not to pursue the sale of the product in the given format through the Sales Outlet in light of the amount that is determined by the arbitration panel and Diversified may decide not to pursue the supply of the product to PLK in light of the amount that is determined by the arbitration panel. However, if Diversified decides not to pursue the supply of the product to PLK in light of the amount that is determined by the arbitration panel, PLK will not have an obligation to purchase or to cause its Sales Outlets to purchase such Core Product from Diversified in the given format for sale through Sales Outlets.

11.    MODIFICATION OF CORE PRODUCT INGREDIENTS OR FORMULAS AND DEVELOPMENT OF MODIFIED CORE PRODUCTS

A.    Initial Approval. PLK acknowledges and agrees that, as of the Effective Date, the Core Products meet or exceed all of PLK’s quality standards. If PLK requests a higher standard of quality for any product or requests any change to a product, Diversified will use good faith efforts to attempt to satisfy the request, and PLK acknowledges that any higher costs entailed in meeting the higher quality standard or other change may affect the reasonable price of the product.

B.    Modification of Core Product Ingredients or Formulas and Modified Core Products Suggested by Diversified. If Diversified suggests to PLK any improvements, modifications, or changes to the ingredients or formulas in the Popeyes Formulas or PLK Formulas in any of the Core Products, and/or proposes a modified Core Product under Section 9(B), Diversified shall notify PLK in writing specifying the improvement, modification or change to the ingredients or formulas or in the modified Core Product and any cost implications related to the improvement, modification or change to the ingredients or formulas or in the modified Core Product. Unless and until PLK, in its sole discretion, approves the improvement, modification or change to the ingredients or formulas in the Popeyes Formulas or PLK Formulas or in the modified Core Product, (a) Diversified shall not sell a Core Product with such improvement, modification or change to the ingredients or formulas or modified Core Product under this Agreement to PLK, any Distributor(s), or the Franchisees or Sales Outlets, and (b) PLK, any Distributor(s), and the Franchisees and, except as permitted under Section 10(C), the Sales Outlets, shall continue to buy the Core Product without the improvement, modification or change to the ingredients or formulas or pre-modified Core Product from Diversified in accordance with Section 7 and the other terms and conditions of this Agreement.

C.    Modification of Core Product Ingredients or Formulas and Modified Core Products Requests by PLK. The Parties agree that PLK retains the right to make all decisions regarding the Popeyes brand, including the right to make modifications, improvements, or

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changes to the ingredients or formulas in the Popeyes Formulas or PLK Formulas for Core Products, or to develop modified Core Products, or to develop Other Products pursuant to PLK Formulas, for any legitimate business reason, including without limitation, actual or reasonably anticipated changes required by federal laws, state laws, or local laws or regulations, and changes in consumer preferences or industry standards. In the event of a modification, improvement or change to the ingredients or formulas in a Core Product made by PLK, or the development of a modified Core Product by PLK, (a) PLK will notify Diversified of the requested modification, improvement or change to the ingredients or formulas or modified Core Product, and (b) PLK will provide Diversified with the material information, if any, known to PLK regarding how the requested modification, improvement or change to the ingredients or formulas might be accomplished or the requested modified Core Product might be developed (including any work, process or manufacturing techniques related to the requested modification, improvement or change in the ingredients or formulas or modified Core Product, whether developed by PLK or any third party), and (c) Diversified shall use commercially reasonable efforts to cooperate with PLK in executing the change or development. The determination of whether a new product developed (after it ceases to be an LTO as described under Section 10(B), if applicable) is or would be a modified Core Product or Other Product shall occur as set forth in Section 9(B) of the Agreement. The price for the product resulting from any such modification, improvement or change to the ingredients or formulas in a Core Product or for the modified Core Product shall be set in accordance with Section 13(C) of this Agreement.

In the event (i) PLK in good faith requests improvements, modifications or changes to the ingredients or formulas in the Popeyes Formulas or PLK Formulas that are commercially reasonable and that are stated in terms that are reasonably specific and objectively measurable, and (ii) PLK has provided the information specified above, if any, without any exception due to a confidentiality agreement or contractual limitation, and (iii) the request for the modification is deemed to be a change to the Core Product such that the resulting product is a modified Core Product (as defined in Section 9(B)), and (iv) Diversified fails to make the requested improvements, modifications or changes within a commercially fair and reasonable time period, and (v) the requested improvements, modifications or changes are shown to be feasible and capable of being made by Diversified, PLK, or a third party, and (vi) Diversified is unable or unwilling to then produce and sell the modified Core Product at the price determined in accordance with Section 13(C) of this Agreement, then the modified Core Product shall be deemed an Other Product, i.e., not a Core Product.

In the event of a modification, improvement or change to the Popeyes Formulas or the PLK Formulas made by Diversified or any of its suppliers, Diversified will notify PLK in writing of the same, and Diversified agrees that it will assign, and hereby does assign, to PLK all right, title and interest in and to the same, including any proprietary rights and intellectual property rights therein.

The Parties acknowledge that the time period provided for the change may vary depending on whether an immediate or other time restriction is implicated by a change in laws, regulations or interpretations thereof, and the complexity of the requested modifications. If the Parties disagree whether the conditions for deeming a modified or new product an Other Product as

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stated in the preceding paragraph have been met, the issue shall be settled exclusively by arbitration in the City of New Orleans, Louisiana, before a three-person arbitration panel appointed by The American Arbitration Association (“AAA”) and pursuant to the Commercial Arbitration Rules of the AAA, which rules are hereby incorporated by reference thereto and made a part of this Agreement. The arbitrators shall determine whether the conditions for deeming the modified or new product an Other Product have been met. The arbitration shall be completed within 90 days of its commencement. The arbitration award shall be final and binding on both Parties. The costs of the arbitration shall be borne equally by PLK and Diversified, but each party shall bear its own attorneys’ fees.

D.    Time Period for Modifications to Core Product Ingredients or Formulas and Modified Core Product Requests by PLK. Except for any changes required by federal, state or local laws, regulations, or judicial orders in Domestic Markets, PLK agrees that it will not make any requests for or initiate any improvements, modifications or changes to the ingredients or formulas in the Popeyes Formulas for the Core Products or modified Core Products (as provided in Section 11(C) of this Agreement) before January 1, 2016; provided, however, that Diversified acknowledges that PLK can do its own product testing (and Diversified will reasonably cooperate in such testing) in accordance with the terms of this Agreement before such date and PLK and Diversified acknowledge that governmental regulation regarding sodium levels and partially hydrogenated oils (“PHO”) is possible before such date, and Diversified will use good faith efforts to achieve a reduction in sodium levels and PHO levels, but Diversified cannot warrant the amount of such reduction, if any, at this time.

E.    Approval of Modifications to Core Product Ingredients or Formulas or Modified Core Products. Before Diversified may sell any product resulting from any modifications to Core Product ingredients or formulas or sell any modified Core Product under this Agreement to PLK, any Distributor(s), or the Franchisees or the Sales Outlets, PLK must approve the modifications to Core Product ingredients or formulas or modified Core Product in writing. Upon such approval, the product resulting from any modification to Core Product ingredients or formulas or the modified Core Product shall be deemed to be one of the Core Products covered under this Agreement.

F.    Quality Assurance Testing. PLK may conduct testing of the Core Products pursuant to PLK’s quality assurance requirements for products as set forth herein throughout the Term of this Agreement for quality assurance purposes. Diversified shall use commercially reasonable efforts to cooperate in such testing and shall supply such Core Product samples as are reasonably required, free of charge, including shipping costs.

G.    Certain Terminology.  The use in this Agreement of any one of the terms "modifications" or "improvements" or "changes," or any of their derivatives (such as "modified" or "improved" or "changed"), alone without the others is intended in each case to stand for and encompass all three terms, and no distinction is intended by the use of one term without the others.

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H.    Package Size Revision. A mere revision in package size, or in the number of products per selling Unit, or in an SKU (stock keeping Unit) shall not constitute a modification, improvement, or change to ingredients or formulas of a Core Product, or result in a modified Core Product, but shall result in a corresponding appropriate revision in price per Unit.

12.    ORDERS, SUPPLY, AND DELIVERY. The Parties agree to use commercially reasonable efforts to work with each other (and with the Distributors, with any purchasing cooperative working with PLK such as SMS, with any processor or food supplier working with PLK such as a chicken or shrimp supplier, with any processor working with Diversified, and with any other person or entity involved in the distribution chain) to handle orders, supply, and delivery of the Core Products through the Distributor(s) to PLK and the Franchisees and Sales Outlets, if applicable, in a commercially reasonable and timely manner. PLK or its designee shall instruct the Franchisees and/or the Distributor(s) and Sales Outlets, if applicable, to place purchase orders with Diversified at least two weeks before the requested date of delivery by Diversified. Diversified will use commercially reasonable efforts to accommodate any purchase orders not placed timely. PLK shall require its Distributors to maintain at least a two-week inventory of all Core Products.

13.    PRICES AND DELIVERY

A.    Pricing of Core Products. Diversified's sales price for each Core Product is for F.O.B. the facility designated by Diversified. Once an initial price for a Core Product is established or adjusted, the price of the Core Product shall remain the same unless and until adjusted.

B.    Initial Prices and Initial Profit Margins for Initial Core Products.

(i)    Prices.    The Core Product prices shall be the prices set forth in Schedule A attached hereto under the heading "Price" (as revised or deemed revised from time to time in accordance with this Agreement).

(ii)    Profit Margins. The dollar profit margins and the percentage profit margins for the Core Products shall be the dollar profit margins and percentage profit margins set forth in Schedule A attached hereto under the headings "$ Profit Margin" and "% Profit Margin" (each as filled in and as revised or deemed revised from time to time in accordance with this Agreement). At the time this Agreement is signed, the dollar profit margin column and the percentage profit margin column on Schedule A shall have initial dollar profit margin and percentage profit margin figures using Diversified's adjusted dollar profit margin and adjusted percentage profit margin for each of such products during the 2013 calendar year, as confirmed by Diversified's independent auditor to Diversified. (Adjusted figures are used because of the 3% discount in prices that took effect under the 2010 Royalty and Supply Agreement on January 1, 2014.)
(iii)    Dollar Profit Margin. The "adjusted dollar profit margin" for each Unit of product during the 2013 calendar year means (a) ninety-seven percent (97%) of the total revenues received from sales of the product during 2013, less (b) the actual cost to Diversified

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of purchasing all raw ingredients (both those listed on Schedule B and those not listed on Schedule B) specified by the formulas used to make the product during 2013 and having such raw ingredients delivered to Diversified during 2013 (including all costs of the nature described in Section 13(E)(i)(a), but using actual 2013 costs and not expected, exchange-referenced, or quoted costs) (all costs under this Section 13(B)(iii)(b) collectively, the "2013 Landed Cost of All Specified Raw Ingredients"); (c) the cost of the raw ingredients spilled, wasted, or otherwise lost in producing the product during 2013 (the "2013 Lost Ingredients Cost"); (d) the actual cost of the packaging materials used in making the product (including the cost of having the materials delivered to Diversified) during 2013, (e) the actual cost of the direct labor used in making the product during 2013, (f) the manufacturing overhead cost allocated (as defined in Section 13(B)(v)) to the product during 2013, and (g) the general overhead cost allocated (as defined in Section 13(B)(vi)) to the product during 2013, and then divided by (h) the number of Units of the product sold during 2013.

(iv)    Lost Ingredients Cost. The 2013 Lost Ingredients Cost (i.e. the cost of the raw ingredients spilled, wasted, or otherwise lost in producing the product under clause (iii)(c) above) equals (1) the 2013 Landed Cost of All Specified Raw Ingredients, (2) divided by the actual percentage yield for the product for 2013, and then (3) less the 2013 Landed Cost of All Specified Raw Ingredients. (As an example, the percentage yield may be 95% or 0.95). An “improvement in yield efficiency” shall mean an increase in the percentage yield and a decrease in the lost ingredients cost. Diversified will use good faith efforts to pursue an optimized percentage yield for PLK on an annual basis (considering both the cost of lost ingredients and the cost of improving yield efficiency).

(v)    Manufacturing Overhead Cost Allocated. The “manufacturing overhead cost allocated” to a product during 2013 means (a) the Total Manufacturing Overhead Cost of the product in 2013 multiplied by (b) the total direct labor costs incurred in producing all Units of the product for PLK and its Franchisees during the period at the plant at which the product was manufactured, and divided by (c) the total direct labor costs incurred in producing all Units of all products for all Diversified customers during 2013 at the same plant at which the product for PLK and its Franchisees was manufactured (in the case of Cajun Gravy, which was the only product manufactured at more than one plant in 2013, the manufacturing overhead cost allocated to Cajun Gravy during 2013 shall equal the manufacturing overhead cost allocated to Cajun Gravy at the Madisonville plant during 2013 plus the manufacturing overhead cost allocated to Cajun Gravy at the Nebraska plant during 2013). Diversified will provide PLK with the "manufacturing overhead cost allocated" on an annual basis during the Term with an explanation in reasonable detail of any material changes that are made to it from the prior year.

(vi)    General Overhead Cost Allocated. The "general overhead cost allocated" to a product during 2013 means (a) the Total General Overhead Cost of the product in 2013 multiplied by (b) the total weight of all Units of the product produced by Diversified for PLK and its Franchisees during 2013, and divided by (c) the total weight of all Units of all products produced by Diversified during 2013 for all Diversified customers. Diversified will provide PLK with the “general overhead cost allocated” on an annual basis during the Term with

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an explanation in reasonable detail of any material changes that are made to it from the prior year.

(vii)    Percentage Profit Margin. The "adjusted percentage profit margin" for each product during the 2013 calendar year means (a) the adjusted dollar profit margin for the product during 2013, divided by (b) ninety-seven percent (97%) of the total revenues received from sales of the product during 2013.

C.    Initial Prices for Modified Core Products.

(i)    Pricing Methodology. In the event any ingredients or formulations in a Popeyes Formula or PLK Formulas of the Core Products are modified or a modified Core Product is otherwise created pursuant to Section 9 or Section 11 of this Agreement, the initial price of the modified Core Product shall be determined as follows: (i) if the expected cost per Unit of the modified Core Product to Diversified exceeds the cost per Unit of the pre-modified Core Product to Diversified (in each case taking into account all costs of the kinds identified in Section 13(E)(i)), then the initial price of the modified Core Product shall be greater than the existing price of the pre-modified Core Product by the amount of such excess (such that Diversified's dollar profit margin per Unit on the modified Core Product shall equal its dollar profit margin per Unit on the pre-modified Core Product), and (ii) if the expected cost per Unit of the modified Core Product to Diversified is less than the cost per Unit of the pre-modified Core Product to Diversified (in each case taking into account all costs of the kinds identified in Section 13(E)(i)), then the initial price of the modified Core Product shall be less than the existing price of the pre-modified Core Product by [***] the amount of such savings (such that Diversified's dollar profit margin per Unit on the modified Core Product shall equal its dollar profit margin per Unit on the pre-modified Core Product plus [***] of the decrease in the cost per Unit of the product to Diversified). The initial percentage profit margin of the modified Core Product shall equal the initial dollar profit margin of the modified Core Product divided by the initial price of the modified Core Product. As addressed in Section 11(H) above, reduced package size or a reduction in the number of products per selling Unit is not a modified Core Product; while it shall result in a corresponding appropriate revision in price per Unit, the price reduction is not considered a "savings" under this section.

(ii)    Determination by Parties. Diversified shall prepare and provide PLK with Diversified's calculation of the initial price of the modified Core Product and the associated dollar profit margin and percentage profit margin, using the methodology set forth in Section 13(C)(i). If the Parties agree on the initial price for the modified Core Product and the associated dollar profit margin and percentage profit margin, the Parties shall revise Schedule A to add the modified Core Product and its initial price and dollar profit margin and percentage profit margin.

(iii)    Determination by Arbitration if Necessary. If within 30 days of Diversified's submission of its calculation of the initial price for the modified Core Product and the associated dollar profit margin and percentage profit margin, the Parties are unable to agree upon the initial price for the modified Core Product or the associated dollar profit margin or percentage profit margin, the determination of the initial price of the modified Core Product and

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the associated dollar profit margin and percentage profit margin shall be settled exclusively by arbitration in the City of New Orleans, Louisiana, before a three-person arbitration panel appointed by The American Arbitration Association (“AAA”) and pursuant to the Commercial Arbitration Rules of the AAA, which rules are hereby incorporated by reference thereto and made a part of this Agreement. The arbitrators shall determine the initial price for the modified Core Product and the associated dollar profit margin and percentage profit margin, using the methodology set forth above in Section 13(C)(i). The arbitration shall be completed within 90 days of its commencement. The arbitration award shall be final and binding on both Parties. The costs of the arbitration shall be borne equally by PLK and Diversified, but each Party shall bear its own attorneys’ fees. The modified Core Product will not be sold by Diversified or purchased by PLK or its Franchisees or the Sales Outlets until its price is determined; the pre-modified Core Product will continue to be sold at its price determined in accordance with the terms of this Agreement.

(iv)    Unusual Cases. Notwithstanding the foregoing provisions of this Section 13(C), if either Party determines in good faith that manufacture of the modified Core Product would require substantial capital expenditures or would result in substantial idling of existing machinery or equipment or that the modified Core Product would absorb substantially less of the manufacturing overhead cost or general overhead cost than the pre-modified Core Product (but specifically excluding any such cases resulting from normal growth in volume needs), then instead of following the provisions of Section 13(C)(i)-(iii), (a) the Parties shall negotiate in good faith the initial price of the modified Core Product and the associated dollar profit margin and percentage profit margin, and (b) until the Parties agree on the initial price for the modified Core Product and the associated dollar profit margin and percentage profit margin, Diversified shall not sell and PLK and its Franchisees and the Sales Outlets shall not purchase such product to or from any person or entity; the pre-modified Core Product will continue to be sold at its price determined in accordance with the terms of this Agreement.

D.    Price Adjustments for Extraordinary Circumstances. In the event of an “extraordinary change” in Diversified’s costs payable to third parties for essential ingredients, commodities, labor, or overhead that is beyond the reasonable control of Diversified resulting in a benefit to PLK or an additional cost to Diversified, which for purposes of this subsection D shall mean an increase or decrease of more than [***] in the cost of a Core Product, Diversified may request that PLK agree to an increase or PLK may request that Diversified agree to a decrease in price for a Core Product so affected, but only for the period of time in which Diversified experiences such extraordinary changes in Diversified’s costs resulting in a benefit to PLK or additional cost to Diversified, and not beyond the next date at which the price is automatically adjusted under Section 13(E). If Diversified or PLK seeks such an increase or decrease in price, as applicable, the Party seeking the increase or decrease shall provide the other Party with commercially reasonable information and reasons justifying the change in price, and its proposed price adjustment. If within 10 days of such Party's submission of its proposed price adjustment, the Parties are unable to agree upon a reasonable price adjustment for any such affected Core Products, the determination of the price adjustment and the time period for such adjustment for each such Core Product shall be settled exclusively by arbitration in the City of New Orleans, Louisiana, before a three-person arbitration panel appointed by The American Arbitration

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Association (“AAA”) and pursuant to the Commercial Arbitration Rules of the AAA, which rules are hereby incorporated by reference thereto and made a part of this Agreement. The arbitrators shall determine a reasonable price adjustment and a reasonable time period the adjusted price will be in effect for each such Core Product at issue. The arbitration shall be completed within 30 days of its commencement. The arbitration award shall be final and binding on both Parties. The costs of the arbitration shall be borne equally by PLK and Diversified, but each Party shall bear its own attorneys’ fees. During the period that the arbitration is pending, the prices of the Core Products at issue shall remain the same as prior to the arbitration.

E.    Annual Price Adjustments for All Core Products Beginning January 1, 2015. Beginning on January 1, 2015, and thereafter on each subsequent January 1, with respect to each Core Product then existing, the price shall be adjusted as set forth in this Section 13(E). The Parties agree to review and have reasonable discussions about the manufacturing process for the products to be produced by Diversified hereunder for sale to PLK, the Distributors, or the Franchisees or, subject to Section 10(C), Sales Outlets, at least annually regarding ways to improve efficiency and cost adjustments (whether cost increases or cost savings); however, PLK acknowledges and agrees that Diversified does not need to share any of its proprietary or confidential manufacturing processes and, to the extent that any such review reveals a proprietary or confidential manufacturing process of Diversified, PLK’s obligations with respect to the same shall be subject to Section 16. Any such expected cost savings shall be shared [***] between the Parties (the "Shared Cost Savings"), provided, however, that the benefit of any anticipated reduction in commodities prices, ingredients costs (other than pursuant to Section 13(C)), or packaging costs shall not be considered a cost savings for such purposes, but shall accrue [***] to PLK; the foregoing [***] sharing of the Shared Cost Savings is implemented in the pricing provisions in Section 13(E)(i)(e)(3) below. Several examples of [***] sharing of Shared Cost Savings are set forth in Schedule C. The Parties agree, however, that as part of the annual price adjustment in Section 13(E), as set forth in the examples in Schedule C, they shall take into account any Shared Cost Savings applied during any prior year or years that may no longer be applicable. Other possible cost savings as contemplated in Section 13(L) shall also be reviewed and considered at the time of the annual price adjustment.

(i)    Pricing Methodology. With respect to each Core Product, the price per Unit for the coming calendar year shall equal the sum of the following amounts (each rounded to the nearest penny):

(a)    Landed Cost of All Specified Raw Ingredients. [***] cost to Diversified of purchasing the raw ingredients specified by the formulas used to make one Unit of the Core Product and having such raw ingredients delivered to Diversified (collectively, the "Landed Cost of All Specified Raw Ingredients"), including:

(1)     in the case of each raw ingredient listed on Schedule B, [***] cost to Diversified of purchasing such raw ingredient specified by the formulas used to make one Unit of the Core Product and having such raw ingredient delivered to Diversified,

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including (A) the market price of the pertinent raw material listed on Schedule B, determined as provided on Schedule B, (i) using the October 15 reference date for [***], and (ii) using the September 10 reference date for all other raw materials on Schedule B (recognizing these costs will be adjusted again on January 1 under Section 13(F)), (B) all other costs and amounts that make up the amount expected to be charged by the third-party processer for such raw ingredient (including the cost of transporting the raw materials from the exchange-designated facility, through others where applicable, to the third-party processer and the third-party processer's labor and overhead costs and profit and any other conversion costs), and (C) the cost of having such raw ingredient delivered from the seller of such raw ingredient to Diversified (including any costs related to delivery); and

(2)    in the case of each raw ingredient not listed on Schedule B, [***] cost to Diversified of purchasing such raw ingredient specified by the formulas used to make one Unit of the Core Product and having such raw ingredient delivered to Diversified, including (A) the amount determined by using three quotes for such raw ingredient obtained by Diversified during the month of October immediately preceding the January 1 in question and setting the cost at the lowest of the three quotes unless the Parties otherwise agree, and (B) the cost of having such raw ingredient delivered from the seller of such raw ingredient to Diversified (including any costs related to delivery).

(b)    Lost Ingredients Cost. The cost of raw ingredients spilled, wasted, or otherwise lost in producing one Unit of the product during the coming year, which equals (1) the Landed Cost of All Specified Raw Ingredients, (2) divided by the expected percentage yield for the product for the coming year, and then (3) less the Landed Cost of All Specified Raw Ingredients.

(c)    Landed Packaging Materials Cost. The packaging materials cost for one Unit of the product (including the cost of having the material delivered to Diversified), which shall be determined by using three quotes obtained by Diversified during the month of October immediately preceding the January 1 in question and setting the cost at the lowest of the three quotes unless the Parties agree otherwise.

(d)    Other Costs. [***] cost of all other costs relating to the manufacturing, processing, distribution, and sale of one Unit of the product in the coming calendar year (collectively, the "Other Costs"), including (1) the cost of the direct labor used in making one Unit of the

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product during such year, (2) the Total Manufacturing Overhead Cost allocable to one Unit of the product during such year (allocating in proportion to direct labor costs in a manner analogous to Section 13(B)(v)), and (3) the Total General Overhead Cost allocable to one Unit of the product during such year (allocating in proportion to tonnage in a manner analogous to Section 13(B)(vi)).

(e)    Dollar Profit Margin. The dollar profit margin for one Unit of the product ("NewDPM"), which shall equal:

(1) if the dollar profit margin specified with respect to such product on Schedule A for the calendar year ending immediately preceding the January 1 in question (the "OldDPM") is positive:

[***]

(2) if OldDPM is negative:

[***]

[***]

(3) in addition to clause (1) or (2), regardless of which one applies, NewDPM shall be further (A) increased by [***] of the amount of any expected Shared Cost Savings with respect to the product (measured per Unit) for the coming year that were not taken into account in the expiring year ("New Shared Cost Savings"), and (B) decreased by [***] of the amount of any Shared Cost Savings with respect to the product (measured per Unit) that were taken into account in the expiring year but are not expected to continue in the coming year ("Discontinued Shared Cost Savings"). No special adjustment need be made with respect to Shared Cost Savings that were taken into account in the expiring year and are expected to continue in the coming year ("Continuing Shared Cost Savings"). In 2014, no Shared Cost Savings have been taken into account.

Attached as Schedule C to this Agreement are several examples of calculations of NewDPM under this Section 13(E)(i)(e).

(ii)     Diversified's Provision of Proposed Adjustments and Supporting Information. By the November 1 preceding the January 1 in question, with respect to each Core Product, using the pricing methodology described in Section 13(E)(i), Diversified shall provide PLK with Diversified's calculation of the new price, new dollar profit margin, and new percentage profit margin for the Core Product as of the coming January 1. A sample calculation for a single product is set forth on Schedule D. Diversified shall also provide PLK with commercially

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reasonable information and reasons justifying Diversified's calculation of the Other Costs, which may include capital expenditures and Unit sales.

(iii)    Determination by Parties. The Parties agree that, prior to each such January 1, the Parties shall attempt in good faith to agree in advance upon the new price, new dollar profit margin, and new percentage profit margin for each of the Core Products for the coming contract year. The Parties will prepare and jointly initial a new Schedule A for the coming contract year containing the new price of and profit margins for each of the Core Products for which they are in agreement. For each Core Product as to which the Parties are not in agreement on the new price or a profit margin, the Parties will prepare and jointly initial a calculation using the format set forth in Schedule D (or such other format as they may agree), filling in all figures on which they agree and leaving blank all figures as to which they do not agree.

(iv)    Determination by Arbitration if Necessary. If within 30 days after Diversified's submission of its calculation of the new prices and new margins for the Core Products, the Parties are unable to agree upon the new price or a profit margin for any Core Products for the coming calendar year, the determination of the new price, new dollar profit margin, and new percentage profit margin for each such Core Product for such calendar year shall be settled exclusively by arbitration in the City of New Orleans, Louisiana, before a three-person arbitration panel appointed by The American Arbitration Association (“AAA”) and pursuant to the Commercial Arbitration Rules of the AAA, which rules are hereby incorporated by reference thereto and made a part of this Agreement. The arbitrators, using the pricing methodology set forth in Section 13(E)(i), shall determine the new price for such year and the new dollar profit margin and new percentage profit margin for each Core Product at issue and shall fill in all blanks in Schedule A for such calendar year. If there is any disagreement regarding any Other Costs, the arbitrators shall determine reasonable amounts (and where necessary and applicable, reasonable allocations) for any such disputed costs, in light of all the circumstances. The arbitration shall be completed within 90 days of its commencement. The arbitration award shall be final and binding on both Parties. The costs of the arbitration shall be borne equally by PLK and Diversified, but each Party shall bear its own attorneys’ fees. During the period that the arbitration is pending, the prices of the Core Products at issue shall remain the same as prior to the arbitration.

F.    Periodic Adjustments for Core Products Containing Certain Key Raw Materials. Beginning on January 1, 2015, in addition to the annual adjustment provided under Section 13(E), in the case of Core Products containing raw ingredients listed on Schedule B, the prices of such Core Products shall be further adjusted on a periodic basis in accordance with this Section 13(F).

(i)    Automatic Quarterly Adjustment. Subject to Section 13(F)(ii) and (iii), at the beginning of each calendar quarter, (A) the cost of each raw material listed on Schedule B, other than [***], shall be deemed to equal the market price of the reference index that is stated on Schedule B (hereinafter, the market price of the reference index shall be referred to as the “reference index price”) for such raw material as of the reference date on the 10th of the calendar month immediately preceding such calendar quarter, and (B) the price of each Core Product that

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incorporates one or more raw ingredients that are made from one or more of such raw materials shall be adjusted to reflect the change in cost of the pertinent raw material(s) from the cost(s) used for such raw material(s) in the previous quarter, and the price on Schedule A of each such Core Product shall be deemed amended accordingly.

(ii)    Lock-In of Certain Quarterly Raw Material Costs. In addition, with respect to each raw material listed on Schedule B, other than [***], once each calendar quarter, before the reference date for the succeeding quarter, PLK may request Diversified, in writing, to "lock-in" the reference index price that is then actually available for the raw material for the succeeding calendar quarter and such number, if any, of further succeeding calendar quarters as PLK may specify in such writing, as the cost of such raw material for such quarter(s).

In the case of raw materials other than boxed beef and pork/lard, the reference index price that is available for a raw material for a specified calendar quarter or quarters means the average of the reference index prices on Schedule B for delivery during all the months in the specified calendar quarter(s) on the date that PLK requests in writing to lock-in the price. In the case of boxed beef and pork/lard, the reference index price that is available for a raw material for a specified calendar quarter or quarters means the reference index price on Schedule B on the date PLK requests in writing to lock-in the price.

Implementation, and the timing of implementation, shall be conditioned and dependent upon the following conditions: (a) PLK gave DFS at least seventy-two (72) hours advance written notice that PLK was likely to request the lock-in of the reference index price that PLK requests Diversified, in writing, to lock-in under the first paragraph of this subsection (ii), (b) the raw material is available at the requested lock-in price at the time of the request and at the time that Diversified seeks to purchase the corresponding raw ingredient, (c) there are no prior commitments made by Diversified with the processors, (d) there is not a significant level of commodity inventory on hand with DFS, (e) PLK has not previously requested that Diversified lock-in a price as the cost for the specified raw material for any part of the specified period, and (f) PLK has not previously requested in the same calendar quarter that Diversified lock-in a price as the cost for the specified raw material (hereinafter, the foregoing conditions shall be referred to as the “lock-in conditions”).

If all of the foregoing lock-in conditions in this Section 13(F)(ii) above are met, the "locked-in" price of the specified raw material shall be used for the specified quarter(s), in place of the reference index price determined under Section 13(F)(i), in the calculation of the prices of all Core Products that incorporate one or more raw ingredients that are made from such raw material. The prices of all such Core Products shall be adjusted accordingly and their prices on Schedule A shall be deemed amended accordingly.

Even if all of the foregoing lock-in conditions are met, Diversified may elect in its own business operations not to follow such request from PLK with respect to Diversified's actual purchases of raw ingredients made from the specified raw material and may purchase any raw ingredient at any time from any vendor at such costs as Diversified may be able to secure; however, to the extent that Diversified does not elect to follow a request from PLK that meets all of the foregoing

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conditions, the cost to PLK for such specified raw material for such specified period shall still be based on such request provided by PLK, rather than the cost of such raw ingredient determined under Section 13(F)(i) for such period.

Requests made in writing by PLK and written notices provided by PLK to Diversified under this Section 13(F) shall be made by PLK to Diversified’s designated purchasing representative(s) at a Diversified e-mail address provided by Diversified to PLK.

(iii)    Review for Extraordinary Changes. The Parties will use reasonable efforts to review and confer periodically regarding the prices of the raw materials listed on Schedule B with a view toward identifying whether an extraordinary change has occurred within the meaning of Section 13(D).

G.    Re-Balancing of Profit Margins. The Parties recognize that the profit margins on different Core Products differ significantly, and desire to reduce these differences in a manner that will result in (i) the individual percentage profit margins on different products varying much less significantly, (ii) the overall total annual dollar profit margin on all Core Products, taking into account the volume of sales of different products, remaining substantially the same, (iii) the Overall Percentage Profit Margin remaining approximately the same; and (iv) minimizing any adverse consequences on the Franchisees. The Parties agree to discuss in good faith and to attempt to identify mutually-agreeable adjustments to the profit margins on individual products in line with the foregoing objectives during the five (5) years after the Effective Date and thereafter upon the request of either Party.

H.    Five-Year Possible Re-Negotiation. Within 30 days after every fifth anniversary of this Agreement, either Party may propose amendments to this Agreement in good faith, and during the following 60 days the Parties shall negotiate appropriate amended terms for this Agreement, provided that PLK and Diversified mutually agree in writing on such amended terms.

I.    Audit of Purchase Invoices. PLK shall from time to time have the right, upon reasonable notice, to audit Diversified's raw material purchase invoices made after the Effective Date of the Agreement, but no more frequently than annually.

J.    Passage of Title, Ownership, and Risk. Title to, ownership of, and risk of loss with respect to each Core Product purchased and sold under this Agreement shall remain with Diversified until delivery F.O.B. at Diversified's designated facility, at which point such title, ownership, and risk of loss will pass.

K.    Government Cost Adjustment. If a cost adjustment occurs as a result of a change in law or regulation or a government directive with respect to the requirements for manufacturing or the formulation or recipe of a Core Product or Other Product, any such cost adjustment up or down shall be [***] passed through to PLK.

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L.    Other Cost Savings. The parties shall work together to identify other possible cost savings, including those that may arise from improving manufacturing efficiencies, and may from time to time reach ad hoc agreements on mutually agreeable terms.

M.    Performance of Procedures Regarding Cost Classifications. The Parties agree that, on an annual basis, Diversified’s auditors shall perform certain mutually agreed upon procedures regarding manufacturing and general overhead cost classifications, variances and allocations and will conduct these procedures in accordance with attestation standards established by the American Institute of Certified Public Accountants and will provide the results of these procedures in an Independent Accountants’ Report on Applying Agreed-Upon Procedures (as may be mutually revised in the future) for the previous calendar year.

N.    July 1, 2014 Flour-Based Price Adjustment. On July 1, 2014, the price of each Flour-Based Core Product shall be adjusted in the manner set forth in Section 13(H) of the old 2010 Royalty and Supply Agreement.

14. PAYMENTS BY DISTRIBUTOR(S) AND FRANCHISEES. Payment for the Core Products and any Other Products delivered by Diversified shall be made by and shall be the sole responsibility of the Party purchasing such products. Diversified shall invoice directly for all products supplied by Diversified. PLK shall not be responsible for any non-payment of Diversified's invoices for products sold and/or delivered to the Distributor(s) or the Franchisees. If Diversified in good faith gives PLK notice that Diversified considers a specified Distributor or PLK-designated processor not to be creditworthy and provides PLK with commercially reasonable information supporting same, then Diversified may require cash on delivery from such Distributor or processor, and the refusal of Diversified to extend credit to such Distributor or processor or to deliver any product to such Distributor or processor absent payment in cash on delivery shall not be deemed a breach of this Agreement in any way.

15.     WARRANTIES.

A.    Diversified's Warranties. Diversified will not adulterate or misbrand any products as prohibited by the Federal Food, Drug, and Cosmetic Act (“FDA”). Diversified agrees that its supplies of beef, pork, and poultry products will be from processors under inspection from the USDA. The Core Products and Other Products supplied by Diversified shall be merchantable and free from defects in material and workmanship and shall comply with all applicable laws and regulations in Domestic Markets for producing such products, including content and labeling requirements under applicable laws and regulations in Domestic Markets and shall meet with the then current specifications for the product. If it is PLK’s belief that the Core Products and Other Products do not meet with the then current specifications for the product, the Parties agree to work together to ensure that the Core Products and Other Products will meet with the then current specifications. Diversified also agrees that it shall (i) comply with all laws and regulations in Domestic Markets for food production facilities, (ii) meet commercially reasonable industry standards for operation of a food production facility, including without limitation, those pertaining to sanitation, pest control, maintenance and repair, product storage, facility operations, allergen control and recovery, recall and traceability processes, and (iii)

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reasonably cooperate with PLK with the implementation of PLK’s standard product withdrawal and recall procedures. Upon the request of PLK, any Distributor(s), or the Franchisees or Sales Outlets delivered in writing to Diversified within 10 days of receipt of any Core Products from Diversified that fail to conform to any of the warranties set forth in this Section 15(A), Diversified shall replace, at Diversified's expense, or refund the full purchase price of, such nonconforming Core Products, and Diversified may require, at Diversified's expense, the prompt return of any such nonconforming Core Products. This warranty shall control insofar as the same may conflict with any warranty or limitation on warranty set forth in Diversified's forms. Further, Diversified represents and warrants to PLK that (i) the content of the overhead allocations referenced in Section 13B(v) and Section 13B(vi) does not include costs for personal expenses and (ii) the expenses included in the overhead allocations are reasonably and appropriately allocated.

B.    PLK's Warranties. PLK represents and warrants as of the Effective Date that (i) PLK does not foresee any major changes in PLK's and its Franchisees' requirements for the Core Products in the foreseeable future; (ii) PLK does not know of any laws or regulations in any jurisdiction in the Domestic Markets with which the Core Products are not compliant; and (iii) PLK has no plans to permit the Franchisees to remove any of the Core Products from their menus in the foreseeable future. If at any time PLK foresees any such major change or plans, or learns of any such laws or regulations, PLK shall give Diversified prompt written notice, in reasonable detail, of such matters.

16. CONFIDENTIAL INFORMATION

A.    Ownership by PLK. Ownership of all trade secrets of PLK and the PLK Confidential Information (including any furnished or disclosed by PLK to Diversified hereunder or previously) is and shall remain the property of PLK. Any reproductions, notes, specifications, manuals, summaries or similar documents relating to the trade secrets of PLK and PLK Confidential Information shall become and remain the property of PLK immediately upon creation and Diversified agrees to assign, and hereby does assign to PLK, all of its right, title and interest in and to the same, including any proprietary rights and intellectual property rights therein. PLK and Diversified acknowledge and agree that PLK owns the Popeyes Formulas and any recipes or formulas it independently develops for any products sold or to be sold in Popeyes restaurants, including the PLK Formulas.

B.    Ownership by Diversified. Ownership of all trade secrets of Diversified and the Diversified Confidential Information (including any furnished or disclosed by Diversified to PLK hereunder or previously) is and shall remain the property of Diversified. Any reproductions, notes, specifications, manuals, summaries or similar documents relating to the trade secrets of Diversified and Diversified Confidential Information shall become and remain the property of Diversified immediately upon creation and PLK agrees to assign, and hereby does assign to Diversified, all of its right, title and interest in and to the same, including any proprietary rights and intellectual property rights therein. PLK and Diversified acknowledge and agree that, other than the Popeyes Formulas, Diversified owns any recipes or formulas it has developed or develops, as well as all manufacturing processes, procedures, methods, and techniques that it has developed or develops.

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C.    Nondisclosure of Trade Secrets and Confidential Information. Diversified and PLK each agrees that it will not, for the Confidentiality Period, use or permit the duplication or disclosure of any trade secrets or confidential information owned by the other Party to any person or entity (other than to employees or, in the case of Diversified, to certain third-party manufacturers, as permitted under Section 4, who must have such information for the sole purpose of supplying the Core Products and Other Products as contemplated under Section 4 of this Agreement and to certain third-party manufacturers, as permitted under Section 5, who must have such information for the sole purpose of supplying Cajun gravy products to the Copeland Family Restaurants as contemplated under Section 5 of this Agreement), unless such use, duplication, or disclosure is specifically authorized in advance and in writing by an authorized representative of the other Party. “Confidentiality Period” shall mean (i) the entire Term of this Agreement, and (ii) thereafter for a period of fifty (50) years, and (iii) thereafter, with respect to trade secrets, for the longer of as long as the information in question remains a trade secret, and with respect to other confidential information, for as long as the information in question remains confidential, and (iv) in any event, for the longest period permitted by applicable law.  The obligation under this paragraph survives the expiration or termination of the Agreement as stated herein.

D.    Protection of the Popeyes Formulas and PLK Formulas. In further of its non-disclosure and non-use obligations under Section 16(C) above, Diversified agrees that, during the Confidentiality Period, it will continue to take substantially the same precautions after the Effective Date of this Agreement to protect the trade secret status of the Popeyes Formulas and the PLK Formulas provided to it under this Agreement as it provided as of December 31, 2013 with respect to the Popeyes Formulas while it was the owner of the Popeyes Formulas and will agree to any other reasonable requests that are made of it from time to time by PLK in order to protect the Popeyes Formulas as a trade secret under state law; however, if PLK believes that a request made by it to Diversified to protect the trade secret status of the Popeyes Formulas and PLK Formulas is reasonable and Diversified deems such request as unreasonable, the Parties shall meet to discuss the request and Diversified shall convey to PLK why it believes it is unreasonable in which case the Parties will work together to determine a way, if possible, in which the same may be implemented so that it is reasonably acceptable to Diversified (i.e. if it causes or would cause Diversified to incur costs that are more than de minimis, the Parties may work together to determine how such costs may be paid by PLK or otherwise reduced in order to implement the change or, if it causes any other burden on Diversified, the Parties may work together to discuss how a similar protection may be implemented in a way that is reasonable in order to implement the change). The obligation under this paragraph survives the expiration or termination of the Agreement as stated herein.

E.    Protection of Diversified's Manufacturing Techniques. In further of its non-disclosure and non-use obligations under Section 16(C) above, PLK agrees that, during the Confidentiality Period, it will take substantially the same precautions after the Effective Date of this Agreement to protect the possible trade secret status and confidentiality of any food preparation processes, procedures, methods, and manufacturing techniques developed by Diversified (collectively, the "Manufacturing Techniques") that PLK has discovered or may

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discover as it takes to protect its own trade secrets (other than the Popeyes Formulas and the PLK Formulas which are subject to very specific protections) and, in any event, no less than commercially reasonable precautions, and will agree to any other reasonable requests that are made of it from time to time by Diversified in order to protect the Manufacturing Techniques as a trade secret under state law; however, if Diversified believes that a request made by it to PLK to protect the trade secret status of the Manufacturing Techniques is reasonable and PLK deems such request as unreasonable, the Parties shall meet to discuss the request and PLK shall convey to Diversified why it believes it is unreasonable in which case the Parties will work together to determine a way, if possible, in which the same may be implemented so that it is reasonably acceptable to PLK (i.e. if it causes or would cause PLK to incur costs that are more than de minimis, the Parties may work together to determine how such costs may be paid by Diversified or otherwise reduced in order to implement the change or, if it causes any other burden on PLK, the Parties may work together to discuss how a similar protection may be implemented in a way that is reasonable in order to implement the change). The obligation under this paragraph survives the expiration or termination of the Agreement as stated herein.

F.    Government Orders or Law. The confidentiality obligations set forth in Section 16(C) and 16(D) above do not apply to information to the extent disclosure of the information is required under any valid court or governmental order or by law and the receiving Party provides the disclosing Party immediate notice thereof so that disclosing Party will have an opportunity to contest disclosure or seek an appropriate protective order.

17.    INDEMNIFICATION. This Section is intended to address only indemnification for claims made by third parties. Damages for breaches of this Agreement shall be governed by other Sections and applicable law.

A.    Indemnification by Diversified. Diversified shall and hereby agrees to indemnify, defend and hold PLK as well as its successors and permitted assigns, and each of their respective officers, directors, and employees, harmless from and against any and all loss, liability, actions, claims, costs (including, without limitation, reasonable attorneys’ fees and expenses), damages, judgments and liabilities whatsoever (including without limitation any products liability claims, in law or equity) to the extent proximately caused by the negligence or willful misconduct of Diversified, its agents, or assigns.

B.    Indemnification by PLK. PLK shall and hereby agrees to indemnify, defend and hold Diversified as well as its successors and permitted assigns, and each of their respective officers, directors, and employees, harmless from and against any and all loss, liability, actions, claims, costs (including, without limitation, reasonable attorneys’ fees and expenses), damages, judgments and liabilities whatsoever (including without limitation any products liability claims, in law or equity) to the extent proximately caused by the negligence or willful misconduct of PLK, its agents, or assigns.

18.    INSURANCE. During the Initial Term of this Agreement and any Renewal Term(s), each Party shall maintain and keep in force, at its own expense, comprehensive or commercial general liability insurance that includes product liability insurance with respect to its products

PORTIONS OF THIS AGREEMENT MARKED BY “***” HAVE BEEN
OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

in an amount not less than $5,000,000 per occurrence, with a reputable insurer, and shall cause the other Party to be included as an additional insured on such insurance. The minimum limits of coverage required by this Agreement may be satisfied by a combination of primary and excess or umbrella insurance policies.

19.    INSPECTION; COPIES OF THIRD-PARTY AUDIT REPORTS; SUPPLIERS OF RAW INGREDIENTS.

A.    Inspection. PLK and SMS shall have the right reasonably to inspect Diversified's manufacturing facilities for quality assurance purposes during normal business hours at any time during the Term of this Agreement, upon reasonable notice by PLK of such inspection and execution and delivery of a confidentiality agreement reasonably requested by Diversified and subject to Diversified's reasonable scheduling needs.

B.    Copies of Third-Party Food Safety Audit Reports. No less frequently than on an annual basis, Diversified agrees that, within a reasonable period of time after it receives annual copies of third-party food safety audit reports generated by its third-party auditors of its facilities, it shall provide to PLK a copy of such food safety audit reports.

C.    Suppliers of Raw Ingredients. PLK agrees that it shall not create or use product specifications that require Diversified to purchase any of its raw ingredients or other materials from any particular supplier or suppliers. Diversified agrees that, on PLK’s request, it shall provide PLK with information about the identity of its suppliers of its raw ingredients and other materials. Whenever Diversified makes any change in a supplier of any of its raw ingredients or packaging materials, it will update PLK regarding the identity of the supplier and any relevant specification change.

20.     FORCE MAJEURE. "Force Majeure" shall mean and include any circumstance beyond the reasonable control of Diversified that causes a significant disruption in Diversified's supply of any Core Products to the Popeyes System or the Sales Outlets, including without limitation, the following: any act of nature or the public enemy, accident, explosion, fire, storm, earthquake, flood, drought, hurricane, perils of the sea, the elements, casualty, strikes, lock-outs, labor troubles, riots, sabotage, embargo, war (whether or not declared), governmental laws, regulations, orders, or decrees, unavailability of raw material, or seizure for reasons other than the adverse financial condition of the Party so affected.

In the event of a Force Majeure, Diversified agrees that it will provide written notice to PLK within three (3) business days from the initial occurrence of any such event or as soon thereafter as is reasonable under the circumstances, stating: 1) the nature, scope and all relevant circumstances (as then known) of the Force Majeure event and impacts on the Popeyes System and the Sales Outlets, and 2) whether Diversified has the need, ability and present intention, on a temporary basis, to immediately sublicense the Popeyes Formula to a third party who is able to manufacture the Core Products at issue being produced by Diversified for the Popeyes System and the Sales Outlets in sufficient quantity and quality so as not to cause a disruption in supply to the Popeyes System and the Sales Outlets (where Diversified agrees that it will cooperate with

PORTIONS OF THIS AGREEMENT MARKED BY “***” HAVE BEEN
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such party in order for it to do so). In the event Diversified needs but is unable on a temporary basis to immediately sublicense the Popeyes Formula to a third party who is able to manufacture the Core Products at issue in sufficient quantity and quality so as not to cause a disruption in supply to the Popeyes System and the Sales Outlets (where Diversified agrees that it will cooperate with such party in order for it to do so), then PLK, the Distributor(s), or the Franchisees or Sales Outlets may begin purchasing products substantially similar to the Core Products at issue from third parties. This right shall only apply during any period Diversified is unable to satisfy its buyer’s purchase orders as a result of an event of Force Majeure. In the event Diversified sublicenses the Popeyes Formula to a third party manufacturer pursuant to this paragraph, Diversified shall require the third party to execute an agreement containing non-disclosure and non-use terms that are no less protective of the Popeyes Formulas or the PLK Formulas than the terms set forth in the Confidentiality Agreement that is attached as Schedule E to maintain the Popeyes Formula in the strictest confidence. If the third party manufacturer sets a price for the Core Products at issue in excess of a reasonable price for the Core Products under the circumstances, Diversified shall pay the third party manufacturer the difference between a reasonable price and the third party’s price for the duration of the term of the event of the Force Majeure, such that PLK, the Distributors, and the Franchisees and Sales Outlets shall in no event pay more than a reasonable price under the circumstances to such third party for the Core Products at issue during an event of Force Majeure. No further liability shall attach to Diversified during any such event of Force Majeure.

If Diversified and PLK do not agree on what constitutes a reasonable price for the Core Products at issue under the circumstances, the determination of the reasonable price shall be settled exclusively by arbitration in the City of New Orleans, Louisiana, before a three-person arbitration panel appointed by The American Arbitration Association (“AAA”) and pursuant to the Commercial Arbitration Rules of the AAA, which rules are hereby incorporated by reference thereto and made a part of this Agreement. The arbitrators shall determine a reasonable price for each Core Product at issue under the circumstances. The arbitration shall be completed within 90 days of its commencement. The arbitration award shall be final and binding on both Parties. Once the arbitration award is rendered, the reasonable prices determined by the award shall be the reasonable prices for the Core Products at issue for purposes of such event of Force Majeure. The costs of the arbitration shall be borne equally by PLK and Diversified, but each Party shall bear its own attorneys’ fees.

In the event of a Force Majeure, Diversified shall diligently attempt to remove or work around the disruption with reasonable dispatch. As soon as the disruption resulting from any event of Force Majeure is remedied, the Parties' respective rights, obligations and performance as set forth in this Agreement shall be immediately reinstated in full.
21.    CERTIFICATE OF INDEPENDENT PRICE DETERMINATION. Each Party represents and warrants that the prices under this Agreement have been arrived at independently, without the purpose of restricting competition, or any consultation, communication, or agreement with any other competitor relating to (i) such prices or (ii) the methods or factors used to calculate such prices.

PORTIONS OF THIS AGREEMENT MARKED BY “***” HAVE BEEN
OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

22.     NOTICES. Whenever, under the terms of this Agreement, notice is required, except for notice provided under Section 13(F)(ii), the same shall be given in writing and shall be delivered personally, or by certified mail, postage prepaid, addressed to the Party for whom intended as follows:

If to PLK:                    If to Diversified:

Popeyes Louisiana Kitchen, Inc.        Diversified Foods & Seasonings, L.L.C.
Attn: General Counsel            Attn:    General Counsel/Chief Admin. Officer
400 Perimeter Center Terrace, Suite 1000    1115 North Causeway Boulevard, Suite 200
Atlanta, GA 30346                Mandeville, LA 70471

Either Party may change its notice address at any time by giving notice thereof to the other Party.

23.    COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which taken together shall constitute one agreement between the Parties. This Agreement or any counterpart may be delivered physically or by email of a scanned pdf file or other comparable electronic means.

24.    ENFORCEABILITY; SEVERABILITY.

A.    Covenant Not to Challenge. Each Party covenants not to challenge the legality, validity, or enforceability of any provision of this Agreement and not to assert, raise as a defense, or otherwise argue that any provision of this Agreement is unlawful, invalid, or unenforceable. Each Party waives its right to bring any such challenge, assertion, defense, or argument. If a Party does bring any such challenge, assertion, defense, or argument, such Party shall pay all reasonable attorneys’ fees incurred by the other Party in opposing or otherwise responding to such challenge, assertion, defense, or argument and shall indemnify and hold harmless the other Party against and from any and all losses, liabilities, costs, and expenses that may result from such challenge, assertion, defense, or argument.

B.    Interpretation. Any provision of this Agreement that is susceptible of different meanings shall be interpreted with a meaning that renders it effective and not with one that renders it ineffective.

C.    Arbitration. Any dispute or controversy relating to the identification or classification of the products subject to any provision of this Agreement, or the identification of any index, document, or source referred to in any provision of this Agreement, or the price, dollar profit margin, percentage profit margin, cost, or expected cost of any product or other thing subject to any provision of this Agreement shall be settled exclusively by arbitration in the City of New Orleans, Louisiana, before a three-person arbitration panel appointed by The American Arbitration Association (“AAA”) and pursuant to the Commercial Arbitration Rules of the AAA, which rules are hereby incorporated by reference thereto and made a part of this Agreement. In connection with any such arbitration, if the express terms of this Agreement do not provide sufficient guidance for any reason, the arbitrators are authorized to resort to principles of fairness

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and equity to identify or classify any product, or to identify any index, document, or source, or to determine any price, profit margin, or cost, in each case bearing in mind the general intent of the Parties in entering into this Agreement. The arbitration shall be completed within 90 days of its commencement. The arbitration award shall be final and binding on both Parties. The costs of the arbitration shall be borne equally by PLK and Diversified, but each Party shall bear its own attorneys’ fees.

D.    Severability and Reformation. If, despite the foregoing, any provision of this Agreement is held by an arbitral tribunal or court of competent jurisdiction to be contrary to applicable law, invalid, or unenforceable for any reason, the remaining provisions of this Agreement shall remain in full force and effect. To the extent permissible under applicable law without invalidating the Agreement, the illegal, invalid, or unenforceable provision shall be construed instead to provide that which is most fair and equitable between the Parties under the circumstances and is legal, valid, and enforceable.

E.    Legal Representation of the Parties. This Agreement was negotiated by the Parties with the benefit of legal representation, and any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against any Party shall not apply to any construction or interpretation hereof.

25.    AMENDMENTS, WAIVERS, AND MODIFICATIONS. No change in, addition to, modification or waiver of the terms and provisions of this Agreement shall be binding upon Diversified or PLK unless it is mutually agreed upon in writing. Any such instrument shall be attached to this Agreement and shall be incorporated herein. Any Schedule may be amended at any time by having a new Schedule initialed by an authorized representative of each Party. Notwithstanding the foregoing, whenever this Agreement provides for a change to Schedule A or for a change in information that is set forth on Schedule A, Schedule A shall be deemed amended accordingly, whether or not the Parties execute a formal amendment or initial an amended Schedule A.

26.    ASSIGNMENT. Neither this Agreement nor any rights hereunder may be assigned by either Party without the prior written consent of the other Party, which consent shall not be unreasonably withheld (but such consent shall not release the assigning Party); however, PLK may and shall assign this Agreement, including any rights hereunder, to any other entity that has acquired ownership of all or substantially all of such Party's assets by sale or otherwise, upon prior written notice to the other Party, and shall ensure that such assignee agrees in writing for the benefit of the other Party to be bound by the obligations of the assigning Party under this Agreement (but such assignment and agreement shall not release the assigning Party). In the case where Diversified assigns this Agreement to another entity as permitted hereunder, such assignee will be deemed to be subject to PLK’s standard quality standards that are in place with its other suppliers at the time of the assignment (“PLK Standard Quality Standards”) as opposed to the specific quality assurance requirements that are applicable to Diversified under this Agreement and further, such assignee shall agree to execute PLK's standard form quality standards agreement to confirm its agreement to be subject to PLK’s Standard Quality Standards.

PORTIONS OF THIS AGREEMENT MARKED BY “***” HAVE BEEN
OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

A change of control of a Party shall not be deemed an assignment hereunder. Any purported assignment by PLK or Diversified in violation of this Section 26 is void.

27.    GOVERNING LAW. This agreement shall be governed by, interpreted, performed and enforced solely in accordance with the laws of the State of Louisiana, without reference to principles of conflicts of law.

28.     EFFECTIVE DATE. This Agreement shall be effective only upon execution of the Agreement by PLK and Diversified, and the occurrence of the Effective Date.

29.     BEST EFFORTS TO AVOID TERMINATION. Each Party shall use best efforts to avoid termination of this Agreement. This Agreement may only be terminated in accordance with Section 3(B), and then only after the terminating Party has exhausted all commercially reasonable efforts to avoid terminating the Agreement, including without limitation (i) timely seeking to obtain redress of any breaches through payment of compensation, specific performance, or other appropriate remedy or combination of remedies short of termination; (ii) offering to enter into amendments to the terms and provisions of this Agreement that are fair and equitable under the circumstances; and (iii) offering to enter into non-binding mediation with the breaching Party in an effort to resolve the issues through mutual agreement.

30.    FORUM SELECTION. Any legal action or proceeding by either Party against the other arising out of, in connection with, or relating to this Agreement or the enforcement, non-enforcement, interpretation, performance or breach of any provision of this Agreement shall be brought in the United States District Court for the Eastern District of Louisiana if it has or can acquire jurisdiction, or else in the courts of the State of Louisiana, Parish of St. Tammany. Each Party consents to the exclusive jurisdiction of such court and the respective appellate courts for the purpose of all such legal actions and proceedings, except those brought for enforcement of a judgment or order rendered by any such courts. Each Party waives, to the fullest extent permitted by law, any objection which it may now or later have to the laying of venue in any such courts and any claim that any such court is an inconvenient forum. This Section is not intended to override the resolution of various issues by arbitration as set forth in this Agreement.

31.    BINDING EFFECT. This Agreement shall be binding upon, and inures to the benefit of, the Parties and their respective successors and assigns, including any successor in interest to a Party or any purchaser of substantially all of the assets of a Party, and each of the foregoing agrees to be bound by this Agreement.

32.    INDEXES. The Parties agree that if any indexes or other similar document or source referenced under this Agreement, including for example, CPI Index, ceases to exist, it will be replaced by the most appropriate available index, document, or source. The Parties will endeavor to mutually agree upon the replacement, but if the Parties cannot agree, the indentification of the appropriate available replacement index, document, or source shall be made by the arbitrators pursuant to the provisions set forth in Section 24(C).

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FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

33.    ENTIRE AGREEMENT. This Agreement represents the entire understanding between the Parties with respect to the subject matter hereof and supersedes all other negotiations, agreements, representations and covenants, whether oral or written.

[The remainder of this page is intentionally left blank so that the signature page may start on a separate page.]

PORTIONS OF THIS AGREEMENT MARKED BY “***” HAVE BEEN
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IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered by their authorized representatives as of the date first above written.

POPEYES LOUISIANA KITCHEN, INC.	DIVERSIFIED FOODS &
SEASONINGS, L.L.C.

By:    __/s/ Cheryl A. Bachelder         By:    ___/s/ Alvin C. Copeland Jr.__

Name:    __ Cheryl A. Bachelder ______        Name:    ___ Alvin C. Copeland Jr.____

Title:    __Chief Executive Officer                Title:    __Manager________________

Date:    _June 13, 2014 ___________        Date:    __June 13, 2014____________

PORTIONS OF THIS AGREEMENT MARKED BY “***” HAVE BEEN
OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

SCHEDULE A
CORE PRODUCTS

Date Effective: June 13, 2014

ITEM	ITEM #	PACK SIZE	PRICE	$ PROFIT MARGIN	% PROFIT MARGIN
Red Beans	001-100	9/5# bags per case	[***]	[***]	[***]
Jambalaya	3F0349	9/5# bags per case	[***]	[***]	[***]
Macaroni & Cheese	1F0160	16/3# bags per case	[***]	[***]	[***]
Enhanced Cajun Meat	1F0113	20/2.308# bags per case	[***]	[***]	[***]
Cajun Gravy	1F0112	9/5# bags per case	[***]	[***]	[***]
All Purpose Breading	3D0099	50# bag	[***]	[***]	[***]
Catfish Production Batter	3D0333	40# per bag	[***]	[***]	[***]
Multi-Purpose Batter	3D2004	10/4.5# bags per case	[***]	[***]	[***]
Zero Trans Biscuit SSL-25%M	1D2009	49.2# per bag	[***]	[***]	[***]
Onion Ring Batter	1955	12/1.32# bags per case	[***]	[***]	[***]
Onion Ring Batter	3D3068	50# per bag	[***]	[***]	[***]
Poultry Batter	SC600	10/4.64# bags per case	[***]	[***]	[***]
Shoestring Batter Totes	1D2000	2000# per tote	[***]	[***]	[***]
Shoestring Fry Batter	1D2010	2000# per tote	[***]	[***]	[***]
Butterfly Shrimp Breading	601	50# per bag	[***]	[***]	[***]
Butterfly Shrimp Breading	3D0086	50# per bag	[***]	[***]	[***]
Popcorn Shrimp Breading	3D0303	50# per bag	[***]	[***]	[***]
Butterfly Shrimp Seasoning	602-R	75/1.13 oz. bags per case	[***]	[***]	[***]
Butterfly Shrimp Seasoning	1S0588	25# per bag	[***]	[***]	[***]
La. Mild Seasoning	1S0514	50# per bag	[***]	[***]	[***]
Mild #3 Seasoning	1S0626	100/211.84 gr. bags per case	[***]	[***]	[***]
Red Rice Seasoning	1S0620	60/1.76 oz. bags per case	[***]	[***]	[***]
Spicy #2 Seasoning	1S0629	70/181.44 gr. bags per case	[***]	[***]	[***]
Riverbend Breader	3D3529	50# per bag	[***]	[***]	[***]
Riverbend Nugget Marinade	3S0671	25# per bag	[***]	[***]	[***]
Spicy Filet Seasoning	1S0591	50# per bag	[***]	[***]	[***]
Frozen Butterfly Shrimp Batter	3D1213	50# per bag	[***]	[***]	[***]
Crawfish Seasoning	1S0240	48/20.5 gr. bags per case	[***]	[***]	[***]
Biscuit Base #9	SC098	10/5.25# bags per case	[***]	[***]	[***]
All Purpose Batter	3D3188	50# per bag	[***]	[***]	[***]

SCHEDULE B
KEY RAW MATERIALS MARKET PRICE DETERMINATION
METHODOLOGY GUIDELINES

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FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Item Key	Key Raw Material (related Key Raw Ingredient)	Reference Dates	Reference Index
RI-2330	Hard Wheat (Hard Wheat Flour)	Dec. 10 Mar. 10 June 10 Sep. 10
The average Prior Settle price for the delivery months that fall within the upcoming January through March (if December 10), April through June (if March 10), July through October (if June 10), or October through December (if September 10), as such prices are reported on the KC HRW Wheat Futures Quotes of the CME Group.

RI-2320	Soft Wheat (Soft Wheat Flour)	Dec. 10 Mar. 10 June 10 Sep. 10
The average Prior Settle price for the delivery months that fall within the upcoming January through March (if December 10), April through June (if March 10), July through October (if June 10), or October through December (if September 10), as reported on the Wheat Futures Quotes of the CME Group.

RI-640	Raw Red Beans (Clean Red Beans)	Oct. 15	The USDA reported price for Light Red Kidney beans from Colorado for the most recent week (currently reported on the USDA Bean Market News report).
RI-120	Boxed Beef (Ground Beef)	Dec. 10 Mar. 10 June 10 Sep. 10	The USDA reported Weighted Average price of Ground Beef 73% (currently reported on the USDA Market News -- National Daily Boxed Beef Cutout & Boxed Beef Cuts -- Negotiated Sales report).

(Schedule B is continued on next page)

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(continuation of Schedule B from previous page)

RI-559	Pork or Lard (Pork Fat)	Dec. 10 Mar. 10 June 10 Sep. 10
The higher of:

       (a) (the average for the prior calendar week of the USDA reported Weighted Average price of 42% Trim Combo [currently reported on the USDA Market News -- National Daily Pork Report FOB Plant - Negotiated Sales report] x 1.70) -- (the average for the prior calendar week of the USDA reported Weighted Average price of 72% Trim Combo [currently reported on the same report] x 0.70), or

       (b) the average for the prior calendar week of the USDA reported Weighted Average price for loose lard FOB plant in central U.S. [currently reported as "Loose lard, PS and/or CP" under the heading "EDBLE LARD, FOB PLANT (truck)" on the USDA Market News -- Tallow, Protein, and Hide Report - FOB Central U.S.] x 70%.

RI-926	Cash-Settled Cheese (Cheese)	Dec. 10 Mar. 10 June 10 Sep. 10
The average Prior Settle price for the delivery months that fall within the upcoming January through March (if December 10), April through June (if March 10), July through September (if June 10), or October through December (if September 10), as reported on the Cash-Settled Cheese Futures Quotes of the CME Group.

RI-580	Soybean Oil (Liquid Margarine)	Dec. 10 Mar. 10 June 10 Sep. 10
The average Prior Settle price for the delivery months that fall within the upcoming January through March (if December 10), April through June (if March 10), July through September (if June 10), or October through December (if September 10), as reported on the Soybean Oil Futures Quotes of the CME Group.

The reference indexes use different Units of measure. A reference index price shall be converted into the appropriate price for the Unit of measure used in the Agreement before being used as called for in the Agreement.

If a reference index is temporarily unavailable on the reference date (such as due to a holiday or technical difficulties), the last preceding date on which the reference index was available shall be used instead. If a reference index ceases to exist, then the most appropriate available index shall be used instead.

If a USDA report for a particular reference index for a particular date reports no value or reports the value as "not established," then the value reported by the most recent USDA report before such date that reports a value for the particular reference index shall be used instead.

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SCHEDULE C
DOLLAR PROFIT MARGIN CALCULATION HYPOTHETICAL EXAMPLES

[***]

(Schedule C is continued on next page)

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(continuation of Schedule C from previous page)

[***]

(Schedule C is continued on next page)

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(continuation of Schedule C from previous page)

[***]

The Parties agree (i) that the overall prices that were established and used under the 2010 Royalty and Supply Agreement were fair and reasonable; (ii) that the prices established under Section 13 of this Agreement are established on a fair and reasonable basis; and (iii) that it is the general intent of the Parties in entering into this Agreement that Diversified shall maintain throughout the Term of this Agreement the dollar profits as determined in accordance with Section 13(E)(i)(e) and this Schedule C.

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SCHEDULE D
SAMPLE OF ANNUAL PRICING METHODOLOGY
FOR A SINGLE HYPOTHETICAL PRODUCT

[***]

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SCHEDULE E
CONFIDENTIALITY AGREEMENT

CONFIDENTIALITY AGREEMENT
THIS CONFIDENTIALITY AGREEMENT (“Agreement”) is made this ________ day of __________, 20____, by and between Diversified Foods and Seasonings, L.L.C. (hereinafter “the Company”) having its principal place of business at 1001 Harimaw Court South, Metairie, Louisiana 70001 and _______________________________ (“Vendor”), having an address of ____________________________________________________________________ [address].

ARTICLE I:     RECITALS

1.1    The Company and the Vendor [are parties to][wish to enter into] a certain [INSERT NAME OF AGREEMENT] dated [____________] (“Primary Agreement”).

1.2    The Company has certain proprietary information that is owned by its licensor, Popeyes Louisiana Kitchen, Inc. (“PLK”), including, without limitation, processes, formulae, recipes, and know-how, (hereinafter the "PLK Confidential Information"), which PLK treats and protects as trade secrets and requires the Company and its authorized licensees to treat and protect as a trade secret.

1.3    Vendor acknowledges and recognizes the proprietary nature and substantial commercial value of the PLK Confidential Information and further acknowledges that PLK and the Company would suffer irreparable harm if the information was to become known to competitors or potential competitors of the Company.

1.4     Vendor has an actual need to know certain of the PLK Confidential Information in order to provide the products, services, or information sought by the Company.

1.5    PLK also owns certain trademarks, copyrights, and other intellectual property that serve to identify its products and services. These are valuable business assets of PLK and this agreement is not intended to be a license to use such marks.

ARTICLE II: CONFIDENTIAL RELATIONSHIP

2.1    In order for [Vendor and Company to have discussions concerning][Vendor to perform its obligations under] the Primary Agreement, the Company and Vendor hereby enter into a confidential relationship governed by this Agreement.

2.2    Within this relationship, the Company will disclose certain portions of the PLK Confidential Information in strict confidence to Vendor solely for the limited purpose of enabling Vendor to provide products, services, or information to the Company or its licensees or customers for the term of the Primary Agreement or to bid on the furnishing of products, services or information to the Company during the bidding period (the "Permitted Use").

2.3    In this respect, Vendor shall have a non-exclusive, non-transferable and non-assignable, and non-sublicenseable, license limited for the period of the Permitted Use to use the

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PLK Confidential Information and any modifications and improvements thereto, including any proprietary rights and intellectual property therein, solely for the Permitted Use. Vendor acknowledges that, as between Vendor, on the one hand, and Company and its licensor, PLK, on the other hand, Company for the benefit of PLK, and its licensor, PLK, retains all right, title and interest in and to the PLK Confidential Information and any modifications or improvements thereto, including any proprietary rights and intellectual property rights therein, and Vendor hereby will assign, and hereby does assign, to Company for the benefit of PLK all right, title and interest in and to any such modifications and improvements, including any proprietary rights and intellectual property rights therein.

ARTICLE III: THE OBLIGATION OF CONFIDENCE

3.1 Vendor shall strictly observe the following obligations (the "Obligation of Confidence") with respect to the PLK Confidential Information (which, for purposes of this section, shall include any modifications or improvements thereto, whether created from the efforts of Vendor or the Company or jointly), including any Generated Documents (as defined in Section 3.3) for so long as Vendor or its personnel possesses confidential information, in whatever form, written or otherwise:

(a) Vendor shall not disclose any of the PLK Confidential Information to any person or entity other than the Designated Personnel (as defined below);

(b) Vendor will use the PLK Confidential Information only for the Permitted Use and will not help any other person or entity learn or make use of any of the PLK Confidential Information for such other person's or entity's use or benefit;

(c) Vendor shall not analyze or cause to be analyzed any component part or any ingredient which comprises the PLK Confidential Information, other than as required by this engagement;

(d) Vendor shall not manufacture, process, pack, market, or sell for any other persons' or entities' benefit any product manufactured, processed, packed, marketed, or sold by Vendor using or relying on any PLK Confidential Information, other than as agreed to in writing by the Company;

(e) Vendor shall use its best efforts to protect and preserve the confidential nature of the PLK Confidential Information, including, without limitation, efforts fully commensurate with those employed by Vendor for the protection of its own confidential information and trade secrets;

(f) Vendor shall neither copy nor permit another to copy any PLK Confidential Information; and

(g) Vendor shall devise, institute, and enforce appropriate procedures and safeguards within its premises, facilities, and operations to ensure against the unauthorized disclosure or use of PLK Confidential Information.

PORTIONS OF THIS AGREEMENT MARKED BY “***” HAVE BEEN
OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

3.2    Vendor will designate certain of its employees (the "Designated Personnel") to receive the PLK Confidential Information. Each of the Designated Personnel, prior to and as a condition of receiving PLK Confidential Information, shall be informed by Vendor of the confidential and proprietary nature of the information and shall agree to abide by the Obligation of Confidence.

3.3    The parties contemplate that, in the course of the Permitted Use, Vendor may have occasion to generate reports, drawings, specifications, recipes, listings, samples, and other tangible embodiments containing all or part of the PLK Confidential Information. Each item, which contains, recites, exemplifies, or embodies any such PLK Confidential Information, whether created from the efforts of Vendor or the Company or jointly, is referred to herein as a "Generated Document". Vendor agrees that, as between Vendor, on the one hand, and Company and its licensor, PLK, on the other hand, all Generated Documents are the property of the Company for the benefit of PLK, and shall be considered PLK Confidential Information and that each Generated Document will be handled in all respects and for all purposes as documents loaned by PLK to the Company and by the Company to the Vendor. In this respect, Vendor agrees to assign, and hereby does assign, all right, title and interest in and to any such Generated Documents to Company for the benefit of PLK, including all proprietary rights and intellectual property rights therein.

3.4    Vendor shall return to the Company all PLK Confidential Information and Generated Documents together with a list of the tendered documents, no later than five (5) days following the termination or expiration of the business relationship between them. Absent the express written permission of the Company, Vendor will not retain any copies of any documents or Generated Documents containing PLK Confidential Information.

3.5    Vendor shall not create any Generated Documents after expiration or upon notice of termination of the business relationship between Vendor and the Company.

3.6    The Company waives the Obligation of Confidence with respect to any information that Vendor can prove falls into one of the following exceptions:

(a) said information was in the possession of Vendor in tangible form prior to disclosure of that information to Vendor by the Company;

(b) said information was in the public domain at the time of disclosure or has since become part of the public domain through no act of Vendor; or

(c) Vendor may be obligated to produce said information as a result of any court order or pursuant to the action of any government authority, if the Company has been given sufficient notice thereof to take the action necessary to protect its interest or an opportunity to appear and object to such disclosure but has been unsuccessful in preventing disclosure thereof.

3.7    If the PLK Confidential Information is or includes a product not made or sold by Vendor prior to the effective date of this Agreement, Vendor will not supply such product to anyone other than the Company or PLK or its designated customers inasmuch as Vendor acknowledges that its production of such a product would inherently involve the use of PLK Confidential Information except as provided above. These provisions shall be construed to the fullest extent and term permitted by law. Any provision inconsistent with applicable state law shall be deemed deleted

PORTIONS OF THIS AGREEMENT MARKED BY “***” HAVE BEEN
OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

and this provision shall conform to applicable state law and be enforceable to the fullest extent permitted by law.

ARTICLE IV: ADDITIONAL PROVISIONS

4.1    The Obligation of Confidence shall remain in effect (i) during the period of the Permitted Use, and (ii) thereafter for a period of fifty (50) years, and (iii) thereafter, with regard to trade secrets, for the longer of as long as the information in question, remains a trade secret, and with respect to other confidential information, for so long as the information in question remains confidential, and (iv) in any event, for the longest period permitted by applicable law.

4.2    As a condition and in consideration of this Agreement, Company’s licensor of the PLK Confidential Information, PLK, shall be an intended third-party beneficiary of the terms of this Agreement for purposes of enforcing and protecting PLK’s interest in the PLK Confidential Information and any modifications or improvements thereto and/or any Generated Documents therefrom.

4.3    Vendor acknowledges and agrees that the Company and PLK will suffer grave and irreparable harm if Vendor breaches any covenant or provision hereof. The Company and PLK shall be entitled in such event, in addition to any other remedy it may have at law or in equity, to an injunction or restraining order against Vendor from any court of competent jurisdiction. The rights and remedies described herein are expressly declared to be cumulative to, and not in the alternative to, any rights or remedies at law or in equity.

4.4    If any action to recover damages or obtain injunctive relief for the enforcement of any portion of this Agreement is commenced, the prevailing party shall be entitled to, in addition to any award or remedy, all costs and expenses, including reasonable attorney's fees, incurred by the prevailing party in connection therewith.

4.5    For Vendor and Company, any notice required or permitted in this Agreement shall be hand delivered, mailed by certified mail, return receipt requested, or delivered by overnight courier providing a receipt for delivery, to the party noticed at the address indicated above. Notices shall be deemed effective on the earlier of the date delivered or when marked “rejected or undeliverable” when delivered as described above. Any notice to be provided to PLK shall be delivered to PLK at the following address: Popeyes Louisiana Kitchen, Inc., Attn: General Counsel, 400 Perimeter Center Terrace, Suite 1000, Atlanta, Georgia 30346. A party may change its address of notice by sending such change to the other parties.

4.6    This Agreement constitutes the entire agreement between the parties as to the subject matter hereof. It supersedes any prior communications, whether oral or written, concerning the subject matter of the Agreement. It may be amended only by a writing signed by both Vendor and Company.

4.7     No waiver, no matter how long continuing or how many times extended, shall be construed as a permanent waiver or as an amendment to this Agreement, unless made in accordance with the requirements of paragraph 4.4.

PORTIONS OF THIS AGREEMENT MARKED BY “***” HAVE BEEN
OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

4.8    The Agreement shall be governed by the laws of the State of Louisiana.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date shown above, for the purposes herein expressed.

DIVERSIFIED FOODS & SEASONINGS, L.L.C.    ____________________________________                                 [Vendor]

By:                              By: _______________________________

Printed Name: ______________________        Printed Name: ______________________

Title: _______________________________    Title: _______________________________

Date:    ______________________________    Date: _______________________________

PORTIONS OF THIS AGREEMENT MARKED BY “***” HAVE BEEN
OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

SCHEDULE F
TOTAL MANUFACTURING OVERHEAD COSTS

"DFS Consolidated" means Diversified and/or its predecessors, on a consolidated basis with wholly-owned subsidiaries.

The “Total Manufacturing Overhead Cost” with respect to a specified product in or for a specified period means all business costs and expenses (excluding direct raw ingredients costs, direct labor costs, Total General Overhead Costs, and personal expenses) incurred by DFS Consolidated with respect to the specified period (on an accrual basis) with respect to the plant facility at which the specified product is manufactured in the specified period (the "Pertinent Plant Facility"), regardless of the product(s) or customer(s) to which a particular cost or expense may relate, if any, including but not limited to:

(1) all rent or other lease expenses on the land, buildings, furniture, fixtures, equipment, leasehold improvements and/or software leased by DFS Consolidated at the Pertinent Plant Facility;

(2) all depreciation or amortization expenses with respect to the buildings, furniture, fixtures, equipment, leasehold improvements, and/or software owned by DFS Consolidated at the Pertinent Plant Facility;

(3) all real estate and property taxes on, and other taxes and licenses relating to, the Pertinent Plant Facility;

(4) all salaries, wages, overtime, incentive compensation, bonuses, and benefits of the management personnel, supervisors, and plant maintenance workers at the Pertinent Plant Facility, including the shipping and handling, wastewater, quality assurance, environmental, clerical and temporary staff, including temporary agency fees;

The term "benefits" includes worker's compensation insurance payments, payroll taxes, 401(k) plan matching payments, severance payments, group insurance premiums, payments of health-related claims under a self-insurance program, and moving expenses.

(5) all hiring and interview expenses, training expenses, and the cost of uniforms with respect to personnel (or prospective personnel) at the Pertinent Plant Facility;

(6) all utility costs for the Pertinent Plant Facility, including electricity, nitrogen, gas, water, and telephone expenses;

(7) all cost of supplies for the Pertinent Plant Facility, including quality assurance supplies, safety supplies, maintenance supplies, and operating supplies;

(8) all costs of quality assurance programs at the Pertinent Plant Facility, including the cost of third-party quality assurance services, samples for quality assurance testing, and inspection fees;

(9) all professional fees specifically related to the manufacture of products at or maintenance of the Pertinent Plant Facility (for example, food scientists and environmental engineers);

PORTIONS OF THIS AGREEMENT MARKED BY “***” HAVE BEEN
OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

(10) all repair and maintenance expenses with respect to the Pertinent Plant Facility, including with respect to buildings (including wastewater buildings) and equipment (including wastewater, HVAC and REF equipment) and software;

(11) all insurance expenses with respect to the Pertinent Plant Facility, including property, boiler & machinery, and liability insurance (including umbrella insurance) premiums;

(12) all environmental, sanitation, trash pick-up, pest control, and security service expenses with respect to the Pertinent Plant Facility;

(13) storage expenses, inter-facility freight (inbound), and the cost of pallets relating to the Pertinent Plant Facility;

(14) all the cost of samples, pilot/test runs, R&D menu items, product demo expenses, safety regulations items, process safety management (PSM), brokerage fees, and graphic design services relating to the Pertinent Plant Facility;

(15) all the cost of acquiring any item of property or equipment for less than $1,000 (in 2013) or $5,000 (2014 and later) for the Pertinent Plant Facility; and

(16) settlements, fines, and penalties relating to any of the foregoing matters or specifically to the Pertinent Plant Facility.

PORTIONS OF THIS AGREEMENT MARKED BY “***” HAVE BEEN
OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

SCHEDULE G
TOTAL GENERAL OVERHEAD COSTS

"DFS Consolidated" means Diversified and/or its predecessors, on a consolidated basis with wholly-owned subsidiaries.

The “Total General Overhead Cost” with respect to a period means all business costs and expenses (excluding direct raw ingredient costs, direct labor costs, Total Manufacturing Overhead Costs, and personal expenses) incurred by DFS Consolidated with respect to the specified period (on an accrual basis), regardless of the plant facility(ies), product(s) or customer(s) to which a particular cost or expense may relate, if any, including but not limited to:

(1) all salaries, wages, overtime, commissions, incentive compensation, bonuses, and benefits of DFS Consolidated executives, management, quality assurance, administrative, clerical, and other personnel not based at a particular plant facility, including temporary agency fees;

The term "benefits" includes worker's compensation insurance payments, payroll taxes, 401(k) plan matching payments, severance payments, group insurance premiums, payments of health-related claims under a self-insurance program, and moving expenses.

(2) all business related travel expenses of personnel, including airfares, automobile expenses, hotels, meals, and costs relating to meetings and conventions;

(3) all hiring and interview expenses, training expenses, and the cost of uniforms with respect to personnel (or prospective personnel) at the corporate headquarters;

(4) all management fees paid to Al Copeland Investments, Inc. for executive management services for DFS Consolidated;

(5) all software expenses of Diversified, including for enterprise resource planning, accounting, and payroll systems;

(6) all rent or other lease expenses on the land, buildings, furniture, fixtures, equipment, leasehold improvements, and/or software leased by Diversified at non-plant facilities (currently, the corporate headquarters and The Culinary Center);

(7) all depreciation or amortization expenses with respect to the buildings, furniture, fixtures, equipment, leasehold improvements, and/or software owned by Diversified at non-plant facilities;

(8) all real estate and property taxes on, and other taxes and licenses relating to, non-plant facilities;

(9) all repair and maintenance expenses with respect to non-plant facilities, including with respect to buildings and equipment (including HVAC and REF equipment) and software;

(10) all utility costs for non-plant facilities, including electricity, gas, water, and telephone expenses;

PORTIONS OF THIS AGREEMENT MARKED BY “***” HAVE BEEN
OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

(11) all cost of supplies for non-plant facilities, including safety supplies, maintenance supplies, and operating supplies;

(12) all environmental expenses related to operations, trash pick-up, pest control, and security service expenses with respect to non-plant facilities;

(13) all cost of samples, R&D menu items, inter-facility freight (inbound), pilot/test runs, and graphic design services relating to non-plant facilities;

(14) all cost of acquiring any item of property or equipment for less than $1,000 (in 2013) or $5,000 (in 2014 and later) for non-plant facilities;

(15) all insurance expenses with respect to non-plant facilities, including property and liability insurance premiums (including for umbrella insurance);

(16) all insurance expenses with respect to general company operations (not limited to a particular plant facility), including premiums for errors & omissions insurance, general liability insurance, and insurance relating to non-plant facilities.

(17) all advertising and marketing expenses, entertainment expenses, and charitable donations;

(18) all bad debt expenses and costs of recalls;

(19) all interest expenses, bank service charges, debt issuance costs, and other financing fees;
(20) all professional fees not included in Total Manufacturing Overhead Costs of any plant facility, including accounting fees, auditing fees, payroll processing fees, tax adviser fees, and financial advisory fees;

(21) all impairments of long-lived assets, and losses on disposal of property and equipment;

(22) all legal fees, inspection fees, cleaning, grounds upkeep, office supplies, company activities, dues and subscriptions, postage costs, and miscellaneous items; and

(23) all costs of legal proceedings, settlements, fines, penalties relating to any of the foregoing matters or not related to a particular plant facility.